Agenda Page

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2013, which has been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase) and on the Securities and Exchange Commission's website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

February 25, 2014 F I R M O V E R V I E W Marianne Lake, Chief Financial Officer

Agenda Page F I R M O V E R V I E W 1 JPMorgan Chase overview 1 New financial architecture 6 Balance sheet/NII and credit update 15 Expense, investments and outlook 21 Appendix – investor topics 27 Appendix – other 32

JPMorgan Chase – extremely strong fundamentals and well positioned to adapt

JPMorgan Chase overview

Excellent client franchises

- Four best-in-class client franchises – each performing strongly
- Together driving significant synergies – diversification, complete platform, scale and efficiencies
- Demonstrated earnings capacity, resilience and superior returns
- Maintain best-in-class margins and improve operating leverage
- Experienced management teams with deep talent

Regulatory, control and simplification agendas

- Executing on our regulatory and control agendas
  - Significant effort – will make us a better company
- Business simplification agenda – reduce complexity and focus on core competencies

New financial architecture

- Optimize returns against capital targets
  - Manage at granular level – legal entity, sub-LOB, product and client level
  - Focus on impact to broader franchise and client relationships
- Continue progress towards Firm's capital targets while balancing capital returns
- Transition year – protect franchise value and future earnings power

JPMORGAN CHASE OVERVIEW

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JPMORGAN CHASE & CO.

Performance summary

JPMorgan Chase overview

$mm, excluding EPS

	FY2010	FY2011	FY2012	FY2013
Revenue (FTE)[1]	$104,842	$99,767	$99,890	$99,798
Credit costs	16,639	7,574	3,385	225
Expense	61,196	62,911	64,729	70,467
Reported – net income	$17,370	$18,976	$21,284	$17,923
Reported EPS	$3.96	$4.48	$5.20	$4.35
ROTCE[3]	15%	15%	15%	11%
Basel III Tier 1 common ratio[3,4]	7.0	7.9	8.7	9.5
Memo: Adjusted expense[5]	*$53,440*	*$57,401*	*$59,742*	*$59,031*
ROE by LOB				
Consumer & Community Banking	11%	15%	25%	23%
Corporate & Investment Bank	17	17	18	15
Commercial Banking	26	30	28	19
Asset Management	26	25	24	23

Excl. DVA/FVA & sig items[2]	
FY2012	FY2013
$103,035	$99,907
8,010	5,725
60,631	59,900
$22,299	$23,241
$5.46	$5.70
16%	15%

Excl. total legal expense & FRM[5]

Comments

- Diversification of our business has enabled us to invest through-the-cycle and maintain strong returns on increasing levels of capital
  - Despite significant items, the rate environment and mortgage volatility – stable revenue for the last 3 years
    - NIR >50% of total revenue, across a broad set of categories and growing strongly
  - Expense – maintained adjusted overhead ratio of ~58-59% over last 3 years

Note: Totals may not sum due to rounding
[1] See note 1 on slide 48
[2] See note 2 on slide 48
[3] See note 4 on slide 49
[4] Estimated impact of final Basel 2.5 Rules and Basel III Advanced NPR reflected in 2012, but not in 2010 and 2011
[5] See note 3 on slide 49

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JPMORGAN CHASE OVERVIEW

Maintain excellent client-based franchises

JPMorgan Chase overview

Key drivers/statistics/highlights ($B, except where noted)

		2013	CAGR 2010-2013
CCB	CBB deposits (Avg)	$435	8.4%
	Client inv. assets (EOP)	189	12.4
	Mortgage originations[1]	166	NM
	Card sales volume	420	10.3
	Auto originations	26	4.3
	Merchant processing volume	750	16.9
CIB	Loans (EOP)	$108	8.6%
	Client deposits (Avg)[2]	384	15.6
	AUC ($T, EOP)	20	8.3
	Average VaR ($mm)[3]	47	NM
CB	Loans (EOP)	$137	11.5%
	Deposits (Avg)	198	12.6
AM	AUM (EOP)	$1,598	7.2%
	Long-term AUM Flows	90	NM
	Loans (EOP)	95	29.4
	Deposits (Avg)	140	17.5

Note: For footnoted information, refer to slide 42

Four unparalleled client franchises…

- ~50% of U.S. households have a Chase relationship
- ~80% of Fortune 500 companies are our clients[4]
- #1 customer satisfaction among largest banks for the 2nd year in a row[5]
- Nearly 900 new quality clients added in CB in 2013

…each performing strongly…

- **CCB**
  - Deposit growth more than 2x industry average[6]
  - #1 credit card issuer in the U.S.[7]
  - Record credit card sales and client investment assets
- **CIB**
  - Top 3 in 15 product categories out of 16[8]
  - #1 in global IB fees with 8.6% market share[9] – up 110 bps from 2012
  - #1 in markets revenue with 16.0% market share[10] – up 140 bps from 2012
    - FICC: 18.6% market share[10] – up 300 bps from 2012
- **CB**
  - 14 consecutive quarters of loan growth
  - #1 traditional Middle Market syndicated lender in the U.S.
  - #1 U.S. multifamily lender
  - Strong credit performance – <5 bps net charge-offs in 2012 and 2013
- **AM**
  - 19 consecutive quarters of positive long-term flows
  - 80% of 10-year mutual fund AUM in top 2 quartiles
  - 29% pretax margin[11], up 90 bps YoY

…and together driving $18B of gross synergies

- Record gross IB revenue from CB clients[12]
- CB clients generate 29% of NA IB fees
- ~55% of retail mortgages & ~40% of Chase branded cards sold through branches
- ~55% of CB clients & ~35% of PB households visit branches each quarter
- CWM assets managed by AM increased by 34% YoY to $90B

JPMORGAN CHASE OVERVIEW

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JPMORGAN CHASE & CO.

$33.45 $36.59 $36.15 $39.88 $43.04 $46.59 $51.27 $53.25 $18.88 $21.96 $22.52 $27.09 $30.18 $33.69 $38.75 $40.81 2006 2007 2008 2009 2010 2011 2012 2013 ($B) 2006 2010 2013%Δ '06-'13 Tangible common equity $65.4 $118.0 $153.3 134% Basel I Tier 1 common 7.3% 9.8% 10.7% 3.4 Loan loss reserve $7.3 $32.3 $16.3 $9.0 EOP Deposits $638.8 $930.4 $1,287.8 102% J P M O R G A N C H A S E O V E R V I E W Book value per share – growing our fortress balance sheet JPMorgan Chase overview Shares outstanding (EOP) 3.7B 3.9B 3.9B 3.8B 3.4B 3.5B 1 See note 4 on slide 49 2 Actual change 3 CAGR Key metrics since FY20061 3.8B Since 2010, JPM's profits were ~$76B, despite ~$20B in after-tax legal expense and ~$9B of regulatory costs Over last 4 years, added ~$47B to capital after return to shareholders of ~$23B 3.8B B3T1C of 9.5% as of 4Q13 2 2 Durbin – Card Act – Reg E Controls – Regulatory assessments – Liquidity compliance Growth YoY 5Y3 10Y3 BVPS 4% 8 9% TBVPS 5 13 9 5

Agenda Section F I R M O V E R V I E W 6 New financial architecture 6 JPMorgan Chase overview 1 Balance sheet/NII and credit update 15 Expense, investments and outlook 21 Appendix – investor topics 27 Appendix – other 32

NEW FINANCIAL ARCHITECTURE

New financial architecture

Requirements	Rule	Status	Details	Stage
Liquidity requirements	LCR	Final/proposed[1]	■ Firm compliant ■ Final U.S. rules expected in 2014	Manage
	NSFR	Proposed *Basel January 2014*	■ Firm compliant ■ U.S. proposal outstanding	Manage
	Internal stress framework	Internal	■ Firm compliant with internal 90 day peak & 365 day stress	Manage
Capital requirements	B3T1C Advanced approach[2]	Interim final *October 2013*	■ G-SIB & 50-100 bps buffer ■ Pro-cyclicality of credit and market risk ■ AOCI volatility	Manage
		Pending	■ Operational risk capital ■ Basel revised securitization framework ■ Review of trading book	Manage
	CCAR/DFAST	Annual/ongoing	■ Submitted 2014 CCAR ■ Transition to B3 advanced and SLR	Manage
	Supplementary leverage	Final/proposed[1]	■ Leverage actions with no material franchise impact	Manage
Other notable requirements	LTD requirement/OLA	Pending	■ Fed NPR on minimum debt expected in 1H14 ■ SPOE proposed framework released December 2013 ■ Global cooperation important	Monitor
	Resolution & Recovery	Annual	■ Public section of JPM's Resolution Plan available	Monitor
	Volcker	Final *December 2013*	■ Manage implementation over next 17 months	Implementing
	Title VII/Derivatives	Various	■ Multiple reforms in various jurisdictions ■ Changes in derivatives market structure	Implementing

Clarity as of 2014 YTD (dashed green boxes)

- For many of the rules above, there are compliance considerations at the LOB, sub-LOB and legal entity levels

The Firm has made significant progress toward compliance and is well-positioned against a clearer framework

Note: For footnoted information, refer to slide 43; estimated compliance based on current understanding of rules

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What to expect in 2014

New financial architecture

2014 objectives[1]

		Estimated 4Q13	2014 Objectives
Liquidity	Firm & Bank LCR[2] and NSFR	>100%	>100%
Liquidity	JPM internal 90 day peak & 365[3] day stress	>100%	>100%
Capital[4]	Basel III Tier 1 common ratio	9.5%	10%+
Capital[4]	Basel III Tier 1 capital ratio	10.2%	11%+/-
Capital[4]	Firm SLR[5]	4.6%[6]	5%+
Capital[4]	Bank SLR[5,6]	4.6%[6]	5%+
	Available Resources for OLA[7]	~19%	

~2x current equity capitalization rate

Stated target for Firm of 5.5%+/- and 6%+ for Bank, over time

Comments

- JPM approved to exit Basel III Advanced Parallel
  - Effective 2Q14, the Firm will be subject to Basel III Adv.
  - Report on a transition basis; binding constraint lower of Standardized or Advanced
- In addition, continue to report and manage to our Basel III Advanced fully phased-in capital ratios

Maximizing returns within the new financial architecture while staying focused on broader franchise and client relationships

[1] Based on current rules and minimums
[2] Firm compliant with both Basel and U.S. proposed rules; Bank compliant with Basel rules
[3] While 2014 objective is >100%, it allows for management actions within capital impact tolerance
[4] See note 4 on slide 49
[5] Basel framework; both Bank & Firm SLR under U.S. NPR of 4.7%
[6] Corresponds to the Firm's lead bank, JPMorgan Chase Bank, National Association
[7] Available resources include Basel III Tier 1 common equity, preferred and trust preferred securities, as well as holding company unsecured long-term debt with maturities greater than 1 year

NEW FINANCIAL ARCHITECTURE
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Basel III Supplementary Leverage Ratio ("SLR")

New financial architecture

Firm pro forma Basel III SLR with exposure reduction and capital generation – illustrative case



December 2013
Anticipated December 2014
4.6%
~25bps
~25bps
5%+
Estimated future improvement to leverage exposure
Capital generation to reach 10%+ B3T1C target
Estimate under final Basel framework
2014 Leverage actions
Near-term capital generation
Target leverage ratio

Excludes the following:

- Issuance of preferred
- Additional capital generation
- Leverage actions in 2015
- ~30 bps for Derivatives PFE model change[1]

Bank	*4.6%*	*5%+*

Anticipated 2014 leverage actions

- Run-off in CCB as well as legacy structured credit portfolios in CIB
- Reduce discretionary short-term financing transactions (repos) in CIB
- Targeted reduction of non-operating deposits in CB/CIB
- Additional cash collateral netting and reduced derivative margin requirements

Leverage compliance achievable with minimal client or financial impact

[1] Derivatives Potential Future Exposure (PFE) model change denotes change from Current Exposure Method (CEM) to Non-Internal Models Methodology (NIMM). Best estimate of impact is ~40 bps for the Bank

NEW FINANCIAL ARCHITECTURE
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JPMorgan Chase & Co.

G-SIB and balance sheet optimization

New financial architecture

Commentary

- **JPM falls within the 2.5% G-SIB bucket**
  - G-SIB score is a function of our operating model, including our complete platform, leadership positions and market share, which we believe are a competitive advantage
  - CIB is the main contributor to the Firm's score, but also key to synergies
- **JPM is currently at 9.5%, consistent with peers' average target**
  - All peers operating above stated targets – peer average >10% – which is consistent with JPM's target

Basel III Tier 1 common capital – 4Q13 peer comparison

	JPM	Peer average[1]
Tier 1 common regulatory minimum	9.5%	8.5%
Reported	9.5%	>10%
Target	10%+	~9.5%

Benefits of JPM operating model

- Two great brands
- Diversification and depth of funding access
- Complete platform – deep client relationships and global reach
- Competitive pricing through scale advantage
- Experienced management team – deep bench

Equates to $6-7B net income contribution[4]

$18B gross synergies[2]

Revenue: $15B, Expense: $3B

Only $3-6B required to be SVA positive on an incremental 50-100 bps of B3T1C[3,4]

Synergies drive positive SVA on any incremental capital

Source: Company disclosures

[1] Peers include BAC, C, GS, MS and WFC

[2] For additional details on synergies, refer to slide 29

[3] Assumes 12% cost of equity based on the 5-year historical average using CAPM and $1,591B Basel III RWA as of December 31, 2013

[4] Assumes 50% overhead ratio and 38% tax rate

NEW FINANCIAL ARCHITECTURE

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Operational Risk Capital ("ORC") Overview

New financial architecture

JPM operational risk RWA growth from 2010-2013



Estimated Operational Risk RWA as a % of Total RWA
6%
9%
13%
23%
~$375B RWA
Non-core estimated ORC
~1/3
2010
2011
2012
2013

ORC	$8B			$30B

Large losses have a long-term impact on capital – not reflecting current risk exposure

NEW FINANCIAL ARCHITECTURE

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Capital simulations

New financial architecture

NEW FINANCIAL ARCHITECTURE

Basel III advanced simulation under stress

Additional capital cushion to potential stress min.

Current minimum	Stress impacts 350 bps	Stress impacts 450 bps
4.50%	~$30B	~$15B


10%+
B3T1C ratio
(300-350) bps
2013 FRB capital stress [1]
(50-100) bps
Simulated B3 Advanced RWA and capital impacts
6%+/-
Simulated stressed B3 Advanced Tier 1 common ratio

Firm Leverage	***5.5%+/-***	***(150) bps+/-***	***0 bps+***	***~4%** (current B1 minimum)*

Note: Minimum requirements for CCAR may evolve over time

Baseline Basel III advanced simulation – after dividends, before share repurchases ($B)

	2013	2014	2015
Analysts estimated net income[2]		~$23	~$24
RWA, beginning	**$1,650**	**$1,591**	**$1,550**
Models and run-off, net of growth	*(59)*	*(40)*	*(50)*
RWA, at year-end	**$1,591**	**$1,550**	**$1,500**
Pre-share repurchase B3T1C (%)[3]	9.5%	≥10.5%	≥11.5%
Cumulative excess capital at 10% B3T1C		**>$10**	**~$30**

2015 RWA projected to be down ~$150B from YE2012 incl. the impact of ORC

Note: Totals may not sum due to rounding

[1] ~300 bps FRB capital impact excludes ~110 bps impact of Basel 2.5 market risk rule, effective 1Q13, and ~50 bps impact of projected repurchases

[2] Reflects Bloomberg average of analysts' estimates for net income of $23.1B in 2014 and $24.2B in 2015 as of 2/19/14

[3] Includes net income after common stock and existing preferred dividends, AOCI and employee issuance

Capital targets withstand stress scenarios and should allow for excess capital to be used or returned

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We believe our stock price is attractive – even significantly above current valuation

New financial architecture

Capital hierarchy

- Available capital is used to support business growth
- Excess capital is used to:
  - Pay common stock dividends – objective to increase payout over time from current levels
  - Share repurchases – offset employee issuance and consider additional repurchases

Reasons why JPM stock is attractive

- Exceptional franchises – will continue to deliver strong profitability and returns
- JPM has traded at a discount to peers since the crisis on a P/E and P/TBVPS vs. ROTCE regression basis
- JPM stock price reflects cost of equity of ~10%[1], which implies a TTC ROTCE for JPM of 13%[1] – below target of 15-16%

Capital return framework

- JPM's view of share repurchases takes capital hierarchy and valuation into account
- Based upon regression analysis of P/TBVPS vs. ROTCE – repurchasing stock at prices significantly higher than current levels creates shareholder value

Source: SNL Financial, FactSet, Alacra

[1] Cost of equity based on most recent one-month average using Capital Asset Pricing Model (GEM3 historical beta used). TTC ROTCE based on Gordon Growth Model

NEW FINANCIAL ARCHITECTURE

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Common equity allocation and performance targets

New financial architecture

Common equity and performance targets ($B)

	Retained common equity				
	2013 Investor Day	2014 Investor Day	Pro forma 2013 ROE[1]	TTC ROE target	Basel III Tier 1 Common
Total Consumer & Community Banking	$46.0	$51.0[2]	21%	20%+	9.5%
Consumer & Business Banking	*11.0*	*10.9*	26%	30%+	*9.5%*
Mortgage Banking	*19.5*	*18.0*	17%	15%+/-[3]	*9.5%*
Card Services	*12.4*	*15.4*	28%	20%+/-	*9.5%*
Auto & Student	*3.1*	*3.7*	15%	16%+/-[4]	*9.5%*
Corporate & Investment Bank	56.5	61.0	16%[5]	15%+/-	10.5%
Commercial Banking	13.5	14.0	18%	18%+/-	9.5%
Asset Management[6]	9.0	9.0	23%	25%+	9.5%
Total LOBs	**$125.0**	**$135.0**		**18%+/-**[7]	
Corporate	*28.0*	*25.7*		A	
Total Firm (ex. Corporate Goodwill[8])	**$153.0**	**~$161 at 10%**		**15-16%**[9]	**10%+**
Memo: Corporate Goodwill[8]	*$42.0*	*$42.0*			

Corporate detail as of 1/1/2014 ($B)

A Corporate net income ~0+/- with legal expense offsetting return on Corporate assets

	Retained common equity		
	2013 Investor Day at 9.5%	2014 Investor Day at 10%	Comments
Legacy Portfolio & Model Enhancements	$19.1	$12.4	Accelerated benefits of short-term legacy portfolios and model enhancements
Private Equity/Other Corporate	8.9	13.2	Includes PE, retained operational risk capital, real estate, BOLI/COLI, DTA, and pension
Total Corporate	**$28.0**	**$25.7**	

Note: Totals may not sum due to rounding
[1] Reflects 2013 net income divided by 2014 retained common equity
[2] Includes $3B of legacy mortgage servicing operational risk capital held at CCB level
[3] TTC Mortgage Banking ROE excludes liquidating portfolios
[4] TTC Auto & Student ROE excludes liquidating student lending portfolio
[5] Excludes FVA/DVA; CIB's pro forma ROE using reported net income was 14%; see note 5 on slide 49
[6] AM pretax margin target at 30-35% TTC; see note 6 on slide 49
[7] Cost of preferred embedded in LOB targets
[8] Total Firm goodwill of $48B
[9] Total Firm ROTCE

NEW FINANCIAL ARCHITECTURE
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Agenda Section F I R M O V E R V I E W 15 Balance sheet/NII and credit update 15 JPMorgan Chase overview 1 New financial architecture 6 Expense, investments and outlook 21 Appendix – investor topics 27 Appendix – other 32

JPMorgan Chase fortress balance sheet

Balance sheet/NII and credit update

BALANCE SHEET/NII AND CREDIT UPDATE

JPMorgan Chase EOP balance sheet – December 31, 2013 ($B)

$B	4Q13
Eligible cash	$294
Eligible securities	228
Total Basel III HQLA[2]	$522

$B	4Q13
(B3T1C+HoldCo debt+pref)	$303
(B3T1C+HoldCo debt+pref)/B3 RWA	~19%

Note: HoldCo debt included above excl. maturities within 1 year



$2,416B
Cash[1] $356B
Eligible securities
Unencumbered marketable securities[3]
$881B
B3 RWA $1,591B
Loans[4] $722B
Capital markets secured financing[5] $490B
Capital markets trading assets[6]
Other[7]
Goodwill
Assets
$2,416B
Deposits $1,288B
Capital markets secured financing $485B[8]
Capital markets liabilities
CP & other borrowed funds
Other[9]
LTD $268B
Equity $211B
$479B
$153B TCE (excl. goodwill & other intangibles)
Liabilities/Equity
Consumer
Wholesale

- ~$900B cash and high quality assets
- 57% loan-to-deposit ratio[10]
- HoldCo pre-funding[11]: greater than 18 months
- ~$30B wholesale ST unsecured debt[12]

Note: Totals may not sum due to rounding; for footnoted information, refer to slide 44

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B A L A N C E S H E E T / N I I A N D C R E D I T U P D A T E Total average interest-earning assets ($B) Retail Retail Wholesale Wholesale FY2012 FY2013 Interest-earning assets and deposit growth Balance sheet/NII and credit update Total average deposits ($B) $1,106B $1,189B YoY (%) 10% 6% YoY (%) Expect core loan growth of 5%+/- in 20147 Total loans 1% $1,842B $1,970B 8% Other int. earning assets Other int. earning assets Consumer Consumer CIB CIB CB CB AM AM Run-off (MB & other) Run-off (MB & other) Securities Securities Secured financing Secured financing Deposits with banks Deposits with banks FY2012 FY2013 5% (3)% 10% 13% Core 5% (14%) 0% (2)% (6)% 127% 7% 6 6 1 1 2,3 5 5 2,3 4 4 Note: For footnoted information, refer to slide 45 17

BALANCE SHEET/NII AND CREDIT UPDATE

Illustrative earnings power of the balance sheet – NII

Balance sheet/NII and credit update

Commentary

- The average Firm NIM from 2005-2010 was 2.95%
  - 2013 NIM was 2.23% due to prolonged low rates, legacy loan run-off and liquidity requirements
- Firm NIM over the next rate cycle could be **~2.65%-2.75%**
  - Expect that normalization of rates and balance sheet mix will increase NIM ~60 bps+/-
    - Largely driven by front-end rates as the Fed tightens
  - Expect increased competition for deposits and loan run-off will further decrease expected NIM (15 bps+/-)

EaR – potential NII increase


+100
Δ in short-term rates (bps) →
$2.5B
2013 10-K (Annual Report)
12-month pretax core NII sensitivity profile
$0.4B
Δ in long-term rates (bps) →
+100

Firm NIM simulation


2.95%
0.60%
Rates/mix
0.10%
Run-off/liquidity
2.23%
0.60%
Rates/mix
0.15%
Conservative re-pricing & run-off
2.65-2.75%
2005-2010 NIM
2013 NIM
Pro forma NIM

Firm NII ($B)	**$44**	**$8-10**	**$52-54**

Expect core NIM and NII to be relatively stable over the next two years
Most significant upside will occur when front-end rates increase

Note: Managed basis

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B A L A N C E S H E E T / N I I A N D C R E D I T U P D A T E Card Card Card Card MB MB MB MB $27.3B $21.9B $16.2B $12.1B LLR, excl. PCI 2010 2011 2012 2013 CCB CIB CB LLR, ex-PCI Credit quality trends Balance sheet/NII and credit update NCOs by line of business ($B) 1 1 1 1 $24B $12B $9B $6B  The Firm’s net charge-offs and nonperforming loans are down 84%8 and 52%8, respectively, from peak levels  MB NCI – reserve of $2.6B as of 2013; expect to reduce to $1.5B+/- by YE 2015  MB PCI – reserve of $4.2B as of 2013  Card – reserve of $3.8B as of 2013 Strong coverage and reserve position Adjusted NPLs2 $15B $8B NCO rate MB3 3.59%4 2.70% 2.10%5 NCO rate Card7 9.73% 5.44% 3.95% $16.3B LLR, incl. PCI $10B $6B 0.96%6 3.14% 4Q13 0.57%6 2.86% Note: For footnoted information, refer to slide 46 Expect an incremental $1B+/- in releases over next two years9 – majority in 2014 Expect $200mm+/- release for each MB and Card in 1Q14 19

B A L A N C E S H E E T / N I I A N D C R E D I T U P D A T E 2013 NCO rate (%) 4Q13 NCO rates (%) TTC NCO rate (%) MB 1 0.96% 0.57% 0.25%+/- Card 4 3.14 2.86 3.75+/- Auto 0.31 0.39 0.75 Business Banking 5 0.92 1.11 1.00 CIB excl. trade and conduits (0.16) (0.09) 1.00 Trade and conduits (0.01) 0.03 0.05 CB CB 0.03 0.07 0.50 Lending 0.06 0.02 0.15 Mortgage 6 0.03 0.04 0.05 CCB CIB AM Net charge-off trends and estimates Balance sheet/NII and credit update ~$6B NCOs ~$7B NCOs Through-the-cycle (TTC) net charge-off estimates Expect NCO rates in Card, CIB and CB to remain low in 2014 and 2015 Expect firmwide NCOs of $5B+/- in 2014 and <$5B in 2015 2 Note: For footnoted information, refer to slide 47 3 2 20

Agenda Page F I R M O V E R V I E W 21 Expense, investments and outlook 21 JPMorgan Chase overview 1 New financial architecture 6 Balance sheet/NII and credit update 15 Appendix – investor topics 27 Appendix – other 32

E X P E N S E , I N V E S T M E N T S A N D O U T L O O K 53.4 57.4 59.7 59.0 1.7 0.7 1.0 6.1 4.8 4.6 10.5 2010 2011 2012 2013 2014E Firmwide expense targets – strong expense discipline Expense, investments and outlook Firmwide adjusted expense ($B); headcount in 000s $64.7B <59.0 1 Excludes FRM 2 Adjusted expense newly defined as total expense, excluding total legal expense and FRM; former definition of adjusted expense only excluded Corporate legal expense and FRM 3 MB expense reduction excludes the impact of $0.4B legal expense and $0.3B FRM in 2013 4 Includes employees and contractors; 2013 headcount adjusted for ~1,250 reduction effective January 1, 2014 60.1  2013 down ($0.7)B  ($1.7)B efficiencies offset by  ~$1B in controls  2014 expense ~flat to down  ~($1.5)B lower expense in MB3  ~($1)B business simplification  ~$1B business growth, principally AM  ~$1B controls 60.0  2014 headcount down ~5K  CCB headcount down ~8K in 2014 Adj. Overhead Ratio 52% 58% 58% 59% [ 60% +/- ] Total H adcount4 258 2 0 276 265 260 CCB4 1 177 1 3 157 148 0.4 $70.5B $62.9B $61.2B 55.1 58.1 Total expense Less: Non-Corporate legal expense Less: Corporate legal expense Less: Foreclosure-related matters = Adjusted expense2 149 Adjusted expense2 Non-Corporate legal expense1 Corporate legal expense and FRM 22

Business simplification

Expense, investments and outlook

Simplifying our business

- Exiting products non-core to our customers or with outsized operational risk – for example:
  - One Equity Partners
  - Physical commodities
  - Global Special Opportunities Group (GSOG)
  - Student lending originations
  - Canadian Money Orders
  - Co-branded business debit cards and gift cards
  - Rationalization of products in Mortgage Banking[1]
  - Identity theft protection
  - Credit insurance
- Discontinuing certain business with select clients:
  - Lending to check cashing businesses
  - Transaction services for ~500 Correspondent Banking clients
  - Checking accounts for certain foreign domiciled clients
  - Checking accounts for foreign Politically Exposed Persons

Financial impact of business simplification ($B)

	2014 impact	Run-rate impact
Revenue	$1.5	$2.8
Expense	(0.9)	(2.3)
Pre-tax income	0.6	0.4
Net income	$0.3	$0.3

Expense reductions lag revenue reductions

[1] Not included in the analysis – already captured in normalization of Mortgage Banking in the simulation on slide 25

EXPENSE, INVESTMENTS AND OUTLOOK

23

JPMORGAN CHASE & CO.

EXPENSE, INVESTMENTS AND OUTLOOK

Overview of select investments

Expense, investments and outlook

Expense and net income impact of cumulative spend from select investments ($mm)

LOB	Investment	Status	Comments	Target annual net income
CCB	Branch builds	✓	■ Portfolio of branches opened from 2002-2012 ■ Average branch contributes $1mm+ to pretax income when mature ■ 4-year+/- break-even and 7-year+/- payback for 2002-2012 portfolio	>$600
CCB	Business Banking	✓	■ Expansion market branches fully staffed ■ Approaching core market productivity levels	600+/-
CCB	Chase Private Client	✓	■ Added 2,100+ CPC locations since beginning of 2011 ■ 22K clients as of 2011; 100K+ clients as of 2012; 215K+ clients as of 2013 ■ $14B net new money in 2013	600+/-
CIB	OTC Clearing & Collateral Management	*In progress*	■ OTC Clearing has delivered a global platform and top 3 market share ■ Timing of steady state dependent on implementation of final EMEA & APAC rules	150+/-
CIB	Global Prime Brokerage build-out	✓	■ Build out international platform to facilitate clients' regional strategies ■ Successful launch of international PB in EMEA in 2011; Asia launch in 2014	175+/-
CIB	Global Corporate Bank	✓	■ Committed to meeting needs of international clients ■ ~200 bankers hired since 2009	600+/-
CIB	Equities electronic trading	✓	■ Focused on building best-in-class electronic trading capabilities ■ Grew low-touch equities revenue at 21% CAGR since 2010	100+/-
CB	Middle Market expansion[1]	*Ongoing*	■ Expand CB coverage into new markets ■ New cities added in 2013 include Tacoma and Jacksonville ■ Continue to add ~200 clients per year	450+/-
AM	Private Bankers/ IM sales expansion IM business initiatives	*Ongoing*	■ Hired ~700 PB client advisors and ~300 IM sales people since beginning of 2010 ■ Expansion investments contributed net income of ~$100mm in 2013	800+/-

✓ *Indicates investment complete*

2013 expense[2]	~$2.6B	
2013 net income	~$1B	**~$4,100**

Expect $3.5B+/- of net income in 2017 run-rate

[1] Includes WaMu, as well as out-of-footprint expansion markets
[2] Expense for aggregate investments reflects expenses related to select investments with overhead ratios higher than business average

24

JPMORGAN CHASE & CO.

EXPENSE, INVESTMENTS AND OUTLOOK

Earnings power – simulation

Expense, investments and outlook

Net income build simulation ($B) – 4-5 year horizon



$18
$5
$23+
$7
$0.7
($0.7)
($2.5)
~$27+/-
CCB excl. MB efficiencies: $0.5B
MB in target state: $0.2B
Run-rate Corp. legal exp.[4]: ($1.0B)
Control spend: ($0.6B)
Markets reform: ($0.4B)
Business simplification: ($0.3B)
Leverage actions: ($0.2B)
2013 Reported net income
Significant & one-time items[1]
Core performance
Normalized rates & incremental earnings from investments[2]
CCB efficiencies
Credit costs[3]
New financial architecture
Pro forma net income

	2013 Reported net income	Core performance	Pro forma net income
RWA	$1.6T	$1.6T	~$1.6T
ROTCE	11%	15%	15-16%
Overhead ratio[5]	71%	59%[6]	~55%+/-

Note: Numbers may not sum due to rounding for illustrative purposes. Figures are tax effected at an incremental tax rate of 38%, where applicable

[1] Includes 2013 disclosed significant items. See note 2 on slide 48

[2] Represents estimated NII benefit from normalized rates (includes incremental charge-offs to support loan growth; overlap with investments and MB has been removed)

[3] Increase in NCOs due to normalized through-the-cycle rates and assumes no release

[4] Simulation includes assumed total pretax legal expense of $2B. Amount is for illustrative purposes only, and is not intended to be forward-looking guidance. Actual amounts may vary from assumed amount

[5] Managed basis

[6] Represents adjusted overhead ratio

Normalized rates combined with flat RWA delivers ROTCE of 15-16% and implied overhead ratio of ~55%+/-

25

JPMorgan Chase & Co.

Conclusion

EXPENSE, INVESTMENTS AND OUTLOOK

Excellent client franchises

- Four best-in-class client franchises – each performing strongly
- Together driving significant synergies – diversification, complete platform, scale and efficiencies
- Demonstrated earnings capacity, resilience and superior returns
- Maintain best-in-class margins and improve operating leverage
- Experienced management teams with deep talent

Regulatory, control and simplification agendas

- Executing on our regulatory and control agendas
  - Significant effort – will make us a better company
- Business simplification agenda – reduce complexity and focus on core competencies

New financial architecture

- Optimize returns against capital targets
  - Manage at granular level – legal entity, sub-LOB, product and client level
  - Focus on impact to broader franchise and client relationships
- Continue progress towards Firm's capital targets while balancing capital returns
- Transition year – protect franchise value and future earnings power

26

JPMORGAN CHASE & CO.

Agenda Page F I R M O V E R V I E W 27 Appendix – investor topics 27 JPMorgan Chase overview 1 New financial architecture 6 Balance sheet/NII and credit update 15 Expense, investments and outlook 21 Appendix – other 32

JPMorgan Chase & Co.

Jamie Dimon
Chairman and Chief Executive Officer

Ashley Bacon
Chief Risk Officer
21 years at JPM
21 in industry

Steve Cutler
General Counsel
7 years at JPM
13 in industry

John Donnelly
Head of Human Resources
5 years at JPM
35 in industry

Marianne Lake
Chief Financial Officer
14 years at JPM
22 in industry

Matt Zames
Chief Operating Officer
9 years at JPM
21 in industry

Gordon Smith
CEO, Consumer & Community Banking
7 years at JPM
33 in industry

- 6 direct reports[1]
- Avg. industry experience ~24 years
- Avg. years at JPM ~12 yrs



4
1
1
1
1-10
10-15
15-20
>20
Tenure at JPM (years)

Mike Cavanagh
Co-CEO, Corporate & Investment Bank
14 years at JPM
26 in industry

Daniel Pinto
Co-CEO, Corporate & Investment Bank
31 years at JPM
31 in industry

- 16 direct reports[1]
- Average industry experience ~25 years
- Average years at JPM ~16 years



2
5
2
3
6
3-5
5-10
10-15
15-20
>20
Tenure at JPM (years)

Doug Petno
CEO, Commercial Banking
25 years at JPM
25 in industry

- 9 direct reports[1]
- Avg. industry experience ~32 years
- Avg. years at JPM ~21 yrs



2
2
6
3-10
10-20
>20
Tenure at JPM (years)

Mary Erdoes
CEO, Asset Management
18 years at JPM
24 in industry

- 7 direct reports[1]
- Avg. industry experience ~26 years
- Avg. years at JPM ~18 yrs



2
3
3
3-10
10-20
>20
Tenure at JPM (years)

Attrition rates among best in industry – <4% over last year for Managing Directors/Senior Vice Presidents

Note: Years shown inside of boxes indicate tenure at JPM and years of industry experience; not all direct reports to Jamie Dimon are shown
[1] Direct reports include business heads only

28
JPMorgan Chase & Co.

Benefits of universal banking model continue to grow

Appendix – investor topics

		2012	2013
	Total	~$14B[1]	~$15B[1]
LOB cross-sell	CIB	~$5.2B[1]	~$5.5B[1]
	CB	~$5.0B[1]	~$5.1B[1]
	AM	~$2.1B[1]	~$2.4B[1]
	CCB	~$1.2B[1]	~$1.4B[1]
Synergies	CIB	~$2.6B	~$2.8B
	AM	~$1.1B	~$1.1B
	CCB	~$3.9B	~$3.7B
Costs		~$3B	~$3B

Select revenue cross-sell examples (2013 data)

- CB and CIB cross-sell: ~$4.1B
  - ~$2.4B: TS revenue reported in CB (>80% of CB clients use TS products)
  - ~$1.7B: gross IB revenue from CB clients (29% of NA IB fees[2])
- AM and CIB cross-sell: ~$1.1B
  - AM is an important client of CIB's global custody and fund services
  - The Private Bank (PB) is a key distribution channel for CIB equity offerings
  - Referrals between CIB and PB result in incremental IB transactions/PB clients
- AM and CCB cross-sell: ~$0.7B – JPM IM products sold through branches (incl. CPC); leveraging PB platform to offer managed product solutions to CPC clients
- AM and CB cross-sell: ~$0.5B – Sale of IM products to CB clients
- CB and CCB cross-sell: ~$0.4B – Card Services revenue from CB clients; ~55% of CB clients visit a branch quarterly
- CIB and CCB cross-sell: ~$0.3B – Includes $0.2B of TS products sold through CBB clients

---

- ~$2.3B: Global Corporate Bank incremental revenue between 2009 and 2013
- ~$0.4B: Gross FX revenue generated by TSS clients

- ~$1.1B: IM products sold through the PB

- ~$1.6B: Credit cards sold through branches
- ~$0.3B: Products sold to Card customers
- ~$0.1B: Bus. Banking referrals to Paymentech
- ~$1.6B: Mortgage originations through branches

- Primarily procurement, also includes technology, operations and other

Other network benefits – branding, funding and earnings diversification

Note: Totals may not sum due to rounding

[1] Cross-sell revenue counted in both LOBs generating the revenue in partnership and therefore must be divided by 2 as they are totaled into the $14B for 2012 and $15B for 2013

[2] Calculated based on gross domestic IB fees for SLF, M&A, Equity Underwriting and Bond Underwriting

29

APPENDIX – INVESTOR TOPICS

JPMORGAN CHASE & CO.

JPM efficiency versus best-in-class peers

Appendix – investor topics

JPMorgan Chase		Best-in-class
	JPM overhead ratio	Best-in-class peer[1] overhead ratios weighted by JPM revenue mix
CCB	60%	54% WFC & AXP
CIB	60%[3] (excl. FVA/DVA)	67% GS (excl. FVA/DVA) & STT
CB	37%	37% Avg. of PNC & USB
AM	71%	70% UBS WM & BLK
Overhead ratio (excl. FVA/DVA)	69%[3]	69%[5]

Peer overhead ratios[1]



Avg: 65%
57% WFC
50% AXP2
86% BAC
56% USB
75% PNC
Avg: 73%
65% GS
73% STT
57% C
74% DB
89% MS
82% CS
71% BK
Avg: 46%
36% PNC
39% USB
51% WFC
54% STI
33% CMA
50% FITB
56% KEY
Avg: 69%
77% UBS
62% BLK
53% TROW
63% Allianz4
65% NTRS4
69% BX
74% CS
73% BAC
79% WFC
79% MS

Note: JPM data presented on a managed basis; JPM and peer data represent full-year 2013 data, except where noted; all data for CIB and peer banking businesses is excl. FVA/DVA

[1] Peer data reflects JPM equivalent business segment results with the exception of Goldman Sachs, T. Rowe Price, Blackrock and Blackstone

[2] For American Express U.S. Card Services (USCS), estimated rewards expense is removed from expenses and netted against revenue, consistent with industry practice

[3] See note 5 on slide 49

[4] Allianz Asset Management and Northern Trust Personal Financial Services results as of 3Q13

[5] Best-in-class overhead ratio represents Wells Fargo Community Banking, American Express USCS, Goldman Sachs, State Street Investment Servicing, US Bancorp Wholesale Banking and CRE, PNC Corporate & Institutional Banking, UBS International Wealth Management and Wealth Management Americas and Blackrock weighted based on JPM's revenue mix

APPENDIX – INVESTOR TOPICS
30
JPMORGAN CHASE & CO.

Basel III capital and liquidity – JPM well positioned

Appendix – investor topics

APPENDIX – INVESTOR TOPICS

Commentary

- 4Q13 estimated 9.5% Basel III Tier 1 Common Ratio
- Firm continues to maintain Available Resources[1] in anticipation of Orderly Liquidation Authority ("OLA") requirements
- Based on our understanding of current definitions, Firm is compliant with both LCR and NSFR requirements
- HoldCo pre-funding: greater than 18 months

Estimated capital and liquidity metrics

Basel III Capital (as % of RWA)[2]


Tier 1 Common
Tier 2
Tier 1
Total Resources[1]
18.3%
2.1%
0.6%
8.7%
Additional ~$7B B3T1C
19.1%
1.6%
0.7%
9.5%
4Q12
4Q13

Basel III LCR[3]


Under proposed rules, Firm LCR of >100%
124%
~$170B improvement
84%
4Q12
4Q13

Basel III NSFR[4]


>100%
4Q13

Higher capital and increased liquidity are key foundations of JPM's fortress balance sheet

[1] Include Basel III Tier 1 common equity, preferred and trust preferred securities, as well as holding company unsecured long-term debt with maturities greater than 1 year
[2] Using Advanced Approach method
[3] 4Q12 LCR calculation based on old Basel III rules. 4Q13 LCR calculation based on new Basel III rules published in January 2013
[4] Based on the Firm's current understanding of the proposed rules

31

JPMORGAN CHASE & CO.

Agenda Page F I R M O V E R V I E W 32 Appendix – other 32 JPMorgan Chase overview 1 New financial architecture 6 Balance sheet/NII and credit update 15 Expense, investments and outlook 21 Appendix – investor topics 27

A P P E N D I X – O T H E R Managed financial results1 Firmwide results ($mm) Net income by lines of business ($mm) 1 See note 1on slide 48 2 See note 4 on slide 49 2011 2012 2013 Consumer & Community Banking $6,105 $10,551 $10,749 Corporate & Investment Banking 7,993 8,406 8,546 Commercial Banking 2,367 2,646 2,575 Asset Management 1,592 1,703 2,031 Corporate/Private Equity 919 (2,022) (5,978) Total Firm net income $18,976 $21,284 $17,923 33

A P P E N D I X – O T H E R Consumer & Community Banking1 1 See note 1 on slide 48 $mm 2011 2012 2013 Net interest income $30,305 $29,071 $28,474 Noninterest revenue 15,314 20,813 17,552 Revenue $45,619 $49,884 $46,026 Expense 27,637 28,827 27,842 Credit costs 7,620 3,774 335 Net income $6,105 $10,551 $10,749 Key drivers/statistics ($B) EOP Equity $41.0 $43.0 $46.0 ROE 15% 25% 23% Overhead ratio 61 58 60 Average loans $447.2 $426.6 $408.6 Average deposits 382.7 413.9 453.3 Client investment assets (EOP) 137.9 158.5 188.8 Number of branches 5,508 5,614 5,630 Active mobile customers (000's) 8,203 12,359 15,629 34

A P P E N D I X – O T H E R Consumer & Community Banking Consumer & Business Banking 1 Includes checking accounts and Chase Liquid® cards beginning in the 2nd quarter of 2012 2 Per compete.com as of December 2013 3 Based on number of loans for SBA fiscal year 2013 (as of September 2013) $mm Leadership positions  #1 in customer satisfaction among large banks in ACSI survey  #1 ATM network  #2 in branches  #1 most visited banking portal – Chase.com2  #1 SBA lender3  Leading investment sales force with over 3,000 client advisors, $180B+ client investment assets and 2,149 Chase Private Client locations 2011 2012 2013 Net interest income $10,732 $10,594 $10,566 Noninterest revenue 7,218 6,557 6,744 Revenue $17,950 $17,151 $17,310 Expense 11,336 11,490 12,162 Credit costs 419 311 347 Net income $3,699 $3,203 $2,881 Key drivers/statistics ($B) EOP Equity $9.5 $9.0 $11.0 ROE 39% 36% 26% Average total deposits $360.8 $392.1 $434.6 Deposit margin 2.82% 2.57% 2.32% Accounts1 (mm) 26.6 28.1 29.4 Business Banking loan originations $5.8 $6.5 $5.1 Business Banking loan balances (Avg) 17.1 18.1 18.7 Investment sales 22.7 26.0 35.1 Client investment assets (EOP) 137.9 158.5 188.8 35

APPENDIX – OTHER

Consumer & Community Banking

Mortgage Banking

$mm	2011	2012	2013
Mortgage Production			
Production-related revenue, excl. repurchase losses	$4,235	$6,570	$3,582
Production expense[1]	1,895	2,747	3,088
Income, excl. repurchase losses	$2,340	$3,823	$494
Repurchase losses	(1,347)	(272)	331
Income/(loss) before income tax expense/(benefit)	$993	$3,551	$825
Mortgage Servicing			
Net servicing-related revenue	$2,620	$2,957	$2,869
Default servicing expense	3,814	3,707	2,069
Core servicing expense	1,031	1,033	904
Servicing expense	$4,845	$4,740	$2,973
Income/(loss), excl. MSR risk management	(2,225)	(1,783)	(104)
MSR risk management	(1,572)	616	(268)
Income/(loss) before income tax expense/(benefit)	($3,797)	($1,167)	($372)
Real Estate Portfolios			
Revenue	$4,592	$4,092	$3,512
Expense	1,521	1,653	1,553
Net charge-offs[2]	3,805	3,341	1,107
Change in allowance[2]	(230)	(3,850)	(3,800)
Credit costs	3,575	(509)	(2,693)
Income/(loss) before income tax expense/(benefit)	($504)	$2,948	$4,652
Mortgage Banking net income/(loss)	($2,138)	$3,341	$3,082

Key drivers/statistics ($B)[3]	2011	2012	2013
EOP Equity	$15.5	$17.5	$19.5
ROE	(14)%	19%	16%
Mortgage originations	$145.6	$180.8	$165.5
EOP third-party mortgage loans serviced	902.2	859.4	815.5
EOP NCI owned portfolio[3]	132.5	117.6	115.0
ALL/EOP loans[3,4]	6.58%	4.14%	2.23%
Net charge-off rate[2,3,4]	2.70	2.68	0.96

[1] Includes the provision for credit losses associated with Mortgage Production
[2] Excludes PCI write-offs of $53 million in 2013
[3] Real Estate Portfolios only
[4] Excludes the impact of purchased credit-impaired loans acquired as part of the WaMu transaction. The allowance for loan losses was $4.2B, $5.7B and $5.7B for these loans at the end of 2013, 2012 and 2011, respectively
[5] Origination & Servicer rankings as of 4Q13 Inside Mortgage Finance, Retail Originations as of 3Q13 Inside Mortgage Finance

Leadership positions

- #2 mortgage originator[5]
- #3 retail mortgage originator[5]
- #2 mortgage servicer[5]
- We are working to help homeowners and prevent foreclosures; offered over 1.5mm mortgage modifications and completed ~725K since 2009

36

JPMORGAN CHASE & CO.

Consumer & Community Banking

Card, Merchant Services & Auto

$mm	2011	2012	2013
Revenue	$19,141	$18,770	$18,690
Expense	8,045	8,216	8,078
Net charge-offs[1]	7,511	5,509	4,370
Change in allowance	(3,890)	(1,556)	(1,701)
Credit costs	$3,621	$3,953	$2,669
Net income	$4,544	$4,007	$4,786
EOP Equity	16,000	16,500	15,500
ROE	28%	24%	31%
Card Services – Key drivers/statistics ($B)			
Average loans	$128.2	$125.5	$123.6
Sales volume[2]	343.7	381.1	419.5
Net revenue rate	12.35%	12.35%	12.49%
Net charge-off rate	5.44	3.95	3.14
30+ Day delinquency rate	2.81	2.10	1.67
# of accounts with sales activity (mm)[2]	30.7	30.6	32.3
% of accounts acquired online[2]	32%	51%	55%
Merchant Services – Key drivers ($B)			
Merchant processing volume	$553.7	$655.2	$750.1
# of total transactions	24.4	29.5	35.6
Auto – Key drivers ($B)			
Average loans	$47.0	$48.4	$50.7
Originations	21.0	23.4	26.1

[1] Net charge-offs and the net charge-off rate for full year 2012 included $53 million of charge-offs of Chapter 7 loans
[2] Excludes Commercial Card
[3] Based on disclosures by peers and internal estimates as of 4Q13
[4] Based on Visa data as of 4Q13
[5] Based on Nilson report ranking of largest merchant acquirers for 2012
[6] As of December 31, 2013 data per Autocount

Leadership positions

- #1 credit card issuer in the U.S. based on loans outstanding[3]
- #1 Global Visa issuer based on consumer and business credit card sales volume[4]
- #1 U.S. co-brand credit card issuer[3]
- #2 wholly-owned merchant acquirer[5]
- #3 non-captive auto lender[6]

APPENDIX – OTHER

37

JPMORGAN CHASE & CO.

APPENDIX – OTHER

Corporate & Investment Bank[1]

$mm	2011	2012	2013
Corporate & Investment Bank revenue	$33,984	$34,326	$34,225
Investment banking fees	5,859	5,769	6,331
Treasury services	3,841	4,249	4,135
Lending[2]	1,054	1,331	1,595
Total Banking	**10,754**	**11,349**	**12,061**
Fixed income markets	14,784	15,412	15,468
Equity markets	4,476	4,406	4,758
Securities services	3,861	4,000	4,082
Credit Adjustments & Other[3]	109	(841)	(2,144)
Total Markets & Investor Services	**23,230**	**22,977**	**22,164**
Credit costs	(285)	(479)	(232)
Expense	21,979	21,850	21,744
Net income	$7,993	$8,406	$8,546
Key statistics ($B)[4]			
EOP equity	$47.0	$47.5	$56.5
ROE[5]	17%	18%	15%
Overhead ratio[6]	65	64	64
Comp/revenue[7]	34	33	32
EOP loans	$114	$115	$108
Average client deposits	318.8	355.8	383.7
Assets under custody ($T)	16.9	18.8	20.5
ALL/EOP loans ex-conduits and trade[8]	3.06%	2.52%	2.02%
Net charge-off/(recovery) rate	0.18	(0.26)	(0.07)
Average VaR ($mm)	$76	$96	$47

[1] See notes 1 and 5 on slides 48 and 49, respectively
[2] Lending revenue includes net interest income, fees, gains or losses on loan sale activity, gains or losses on securities received as part of a loan restructuring, and the risk management results related to the credit portfolio (excluding trade finance)
[3] Credit Adjustments & Other primarily includes net credit portfolio credit valuation adjustments ("CVA") and associated hedging activities; debit valuation adjustments ("DVA") on structured notes and derivative liabilities; funding valuation adjustments ("FVA") on OTC derivatives and structured notes; and nonperforming derivative receivable results
[4] Actual numbers for all periods, not over/under
[5] Return on equity excluding both FVA (effective 4Q13) and DVA, a non-GAAP financial measure, was 17%, 19% and 15% for FY2013, FY2012 and FY2011, respectively
[6] Overhead ratio excluding FVA (effective 4Q13) and DVA, a non-GAAP financial measure, was 60%, 62% and 68% for FY2013, FY2012 and FY2011, respectively
[7] Compensation expense as a percentage of total net revenue excluding both FVA (effective 4Q13) and DVA, a non-GAAP financial measure, was 30%, 32% and 36% for FY2013, FY2012 and FY2011, respectively
[8] ALL/EOP Loans as reported was 1.15%, 1.19% and 1.35% for FY2013, FY2012 and FY2011, respectively
[9] Represents FY2013 rank of JPM Fixed Income Markets revenue of 10 leading competitors (which have released FY2013 as of 2/18/14; HSBC TTM 3Q13 basis)

Leadership positions

Corporate & Investment Bank

- 48% of revenue is international for FY2013
- International deposits increased 46% from FY2010 driven by growth across regions
- International loans up 32% from FY2010

Banking

- Improved ranking to #2 in Global Equity and Equity-related
- #1 in combined Fedwire and CHIPS volume
- FY2013 total international electronic funds transfer volume up 40% from FY2010

Markets & Investor Services

- #1 Fixed income markets revenue share of top 10 investment banks[9]
- International AUC up 46% from FY2010; represents 45% of FY2013 total AUC
- JPM ranked #1 for FY2013, FY2012, FY2011 and FY2010 for both All-America Fixed Income Research and Equity Research

38

JPMORGAN CHASE & CO.

APPENDIX – OTHER

Commercial Banking[1]

$mm	2011	2012	2013
Revenue	$6,418	$6,825	$6,973
Middle Market	2,803	2,971	3,019
Corp. Client Banking	1,603	1,819	1,824
Comm. Term Lending	1,168	1,194	1,215
Real Estate	416	438	549
Other	428	403	366
Expense	2,278	2,389	2,610
Credit Costs	208	41	85
Net Income	$2,367	$2,646	$2,575

Key statistics ($B)	2011	2012	2013
Avg Loans	$104.2	$120.1	$132.0
EOP Loans	112.0	128.2	137.1
Avg client deposits[2]	174.7	195.9	198.4
Investment banking revenue, gross[3] ($mm)	1,421	1,597	1,676
Allowance for loan losses	2.6	2.6	2.7
Nonaccrual loans	1.1	0.7	0.5
Net charge-off rate[4]	0.18%	0.03%	0.03%
ALL/loans[4]	2.34%	2.06%	1.97%
ROE[5]	30%	28%	19%
Overhead ratio	35%	35%	37%
EOP equity	$8.0	$9.5	$13.5

Leadership positions

- Lowest net charge-off ratio in peer group[6]
- #1 traditional Middle Market syndicated lender in the U.S.[7]
- #1 multifamily lender in the U.S.[8]

[1] See note 1 on slide 48
[2] Includes deposits, as well as deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements) as part of client cash management programs
[3] Represents the total revenue related to investment banking products sold to CB clients
[4] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
[5] Calculated based on average equity
[6] Based on average net charge-off ratio from 2006-2013 for CB-equivalent segments or wholesale portfolios at BAC, CMA, FITB, PNC, STI, USB, WFC and KEY
[7] Thomson Reuters FY2013. Traditional Middle Market is defined as credit facilities of <$100mm from clients with <$500mm in revenue
[8] SNL Financial based on FDIC data as of 3Q13

39

JPMORGAN CHASE & CO.

A P P E N D I X – O T H E R Asset Management1 1 See note 1 on slide 48 2 Calculated based on average equity 3 See note 6 on slide 49 4 Source: iMoneyNet, 2013 5 Source: Euromoney, 2013 6 Source: Institutional Investor, 2013 7 Source: Pensions & Investments, 2013 8 Source: Absolute Return, 2013 9 Source: Strategic Insight, 2013 10 Source: Thomson Reuters Extel, 2013 11 Source: The Asset, 2013 $mm Leadership positions  #1 Institutional Money Market Fund Manager Worldwide4  #1 Ultra-High-Net-Worth Global Private Bank5  #1 U.S. Mid Cap Value Equity Manager of the Year6  #1 U.S. Real Estate Money Manager7  #2 Hedge Fund Manager8  #1 active equity mutual fund flows in the U.S. and globally9  Top European Buyside Firm10  Best Asset Management Company for Asia11 2011 2012 2013 Revenue $9,543 $9,946 $11,320 Private Banking 5,116 5,426 6,020 Institutional 2,273 2,386 2,536 Retail 2,154 2,134 2,764 Credit Costs $67 $86 $65 Expense 7,002 7,104 8,016 Net Income $1,592 $1,703 $2,031 Key statistics ($B) EOP Equity $6.5 $7.0 $9.0 ROE2 25% 24% 23% Pretax margin3 26 28 29 Assets under management $1,336 $1,426 $1,598 Client assets 1,921 2,095 2,343 Average loans 50.3 68.7 86.1 EOP loans 57.6 80.2 95.4 Average deposits 106.4 129.2 139.7 40

A P P E N D I X – O T H E R Corporate/Private Equity1 1 See note 1 on slide 48 2011 2012 2013 Private Equity $391 $292 $285 Treasury and CIO 1,349 (2,093) (676) Other Corporate (821) (221) (5,587) Net income/(loss) $919 ($2,022) ($5,978) ($mm) 41

Notes on slide 4 – Maintain excellent client-based franchises

1. CAGR 2010-2013 for mortgage originations was 2%
2. Represents client deposits and other third-party liabilities
3. Represents total CIB trading and Credit Portfolio VaR
4. As of FY2012
5. By both J.D. Power (April 2013) and the American Customer Satisfaction Index (ACSI) for the second straight year (December 2012 and 2013); Chase ranked #4 by J.D. Power (April 2013) for customer satisfaction in retail banking among large bank peers
6. Based on FDIC 2013 Summary of Deposits survey per SNL Financial
7. Based on disclosures by peers and internal estimates as of 4Q13; based on loans outstanding
8. Dealogic FY2013 wallet rankings for Banking and Coalition 3Q13 YTD rankings for Markets & Investor Services; includes Origination & Advisory, Equities and FICC
9. Dealogic for 2013 (vs. 7.5% in 2012)
10. Rank of JPM Markets and Fixed Income Markets revenue of 10 leading competitors based on reported information, excluding FVA/DVA
11. As of FY2013
12. Based on gross IB fees for SLF, M&A, Equity Underwriting and Bond Underwriting as of FY2013

APPENDIX – OTHER

42

JPMORGAN CHASE & CO.

Notes on slide 7 – New financial architecture

Note: LCR – Liquidity Coverage Ratio; NSFR – Net Stable Funding Ratio; B3T1C – Basel III Tier 1 common CCAR – Comprehensive Capital Analysis Review; SLR – Supplementary Leverage Ratio; OLA – Orderly Liquidity Authority; SPOE – Single Point of Entry

1. Basel rules finalized. U.S. NPR released October 2013; final rule pending
2. Monitor Basel standardized approaches

APPENDIX – OTHER

43

JPMORGAN CHASE & CO.

A P P E N D I X – O T H E R Notes on slide 16 – JPMorgan Chase fortress balance sheet 1. In addition to eligible cash included in High Quality Liquid Assets (“HQLA”), cash balance includes non-operational deposits with third party banks and float (considered inflows under Basel III Liquidity Coverage Ratio (“LCR”)), as well as operational cash primarily used for settlement purposes 2. HQLA is the estimated amount of assets the Firm believes will qualify for inclusion in the Basel III LCR 3. The Firm has approximately $282 billion of unencumbered marketable securities, such as equity and fixed income securities available to raise liquidity if required 4. Net of allowance for loan losses 5. Other capital secured financing includes resales, securities borrowed and cash and due from banks from CIB not included in the $881 billion total cash and unencumbered securities 6. Includes CIB trading assets and derivatives receivables 7. Includes other assets, other intangible assets, MSR, premises and equipment, accrued interest and accounts receivable and non-CIB trading assets 8. Includes trading liabilities, Fed funds purchased and securities loaned or sold under repurchase agreements, VIEs, other borrowed funds and other liabilities all in CIB and derivatives payable 9. Includes accounts payable and other liabilities, Fed funds purchased and securities loaned or sold under repurchase agreements and VIEs (excluding CIB) 10. Loan-to-deposit ratio is calculated on a gross loans basis 11. Number of months of pre-funding: the Firm targets pre-funding of the parent holding company to ensure that both contractual and non-contractual obligations can be met for at least 18 months assuming no access to wholesale funding markets 12. Includes wholesale CP funding and a portion of other borrowed funds, which are unsecured 44

A P P E N D I X – O T H E R Notes on slide 17 – Interest-earning assets and deposit growth 1. Includes federal funds sold and securities purchased under resale agreements and securities borrowed 2. MB run-off portfolio includes WaMu purchased credit-impaired, discontinued products, broker originated loans, limited documentation loans, and certain loans with effective combined loan to value ratios greater than 80% 3. Other includes Card run-off portfolio, including certain legacy WaMu loans, legacy balance transfer programs and terminated partner portfolios (e.g., Kohl’s), and CBB run-off portfolio, including discontinued products 4. Includes Wholesale loans originated by AM and other Wholesale loans that are held in Corporate 5. Includes CBB, MB and Card, Merchant Services & Auto loans and prime mortgage loans held by AM and Corporate that are classified as Consumer loans (classification is consistent with SEC filings) 6. Includes trading assets (debt instruments) and other assets (incl. margin loans) 7. Will depend on decisions to retain or sell mortgage loans 45

A P P E N D I X – O T H E R Notes on slide 19 – Credit quality trends 1. Card, Merchant Services & Auto 2. 2012 NPLs are impacted by regulatory guidance issued in the first quarter of 2012 as a result of which the Firm began reporting performing junior liens that are subordinate to nonaccrual senior liens as nonaccrual loans and by regulatory guidance issued in the third quarter of 2012 requiring loans not reaffirmed by the borrower and discharged under Chapter 7 bankruptcy to be reported as nonaccrual loans. For reference, reported NPLs were $14,841mm, $9,993mm, $10,892mm and $8,540mm for 2010, 2011, 2012 and 2013, respectively 3. Represents Real Estate Portfolios (“REP”) only; excludes the impact of purchased credit-impaired loans acquired as part of the WaMu transaction 4. Excludes a one-time $632mm adjustment related to the timing of when the Firm recognizes charge-offs on delinquent loans 5. Excludes the effect of incremental net charge-offs based on regulatory guidance 6. Excludes PCI write-offs of $53mm 7. Represents Credit Card only; excludes loans held-for-sale 8. Based on peak levels of NCOs and reported NPLs in 3Q09 9. Represents net reduction to reserves 46

A P P E N D I X – O T H E R Notes on slide 20 – Net charge-off trends and estimates 1. Represents Real Estate Portfolios (“REP”) only; excludes the impact of purchased credit-impaired loans acquired as part of the WaMu transaction 2. Excludes PCI write-offs of $53mm 3. TTC NCO rate of 0.25%+/- will depend on portfolio mix of mortgage and home equity 4. Excludes loans held-for-sale 5. CBB reported NCO rate was 1.79% in 2013 and 2.13% in 4Q13, including Business banking and the impact of retail overdraft losses 6. Includes mortgages originated in PB but held in CIO 47

Notes

Notes on non-GAAP financial measures

1. In addition to analyzing the Firm's results on a reported basis, management reviews the Firm's results and the results of the lines of business on a "managed" basis, which is a non-GAAP financial measure. The Firm's definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a fully taxable-equivalent ("FTE") basis. Accordingly, revenue from investments that receive tax credits and tax exempt securities is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

2. The Firm presents revenue, credit costs, expense, net income and earnings per share excluding certain reported significant items. These measures should be viewed in addition to, and not as a substitute for, the Firm's reported results. Management believes this information helps investors understand the effect of these items on reported results and provides an additional presentation of the Firm's performance. The tables below provide a reconciliation of reported results to these non-GAAP measures.

2013	Revenue	Credit costs	Expense	Net income	Reported EPS
Reported	$99,798	($225)	($70,467)	$17,923	$4.35
Adjustments:					
Gain on sale of Visa shares	(1,310)			(812)	(0.21)
Gain on sale of One Chase Manhattan Plaza	(493)			(306)	(0.08)
FVA/DVA	1,912			1,221	0.31
Reduced reserves in CCB		(5,500)		(3,409)	(0.86)
Firmwide legal expense (a)			847	1,052	0.27
Corporate legal expense (b)			9,720	7,572	1.92
Adjusted	$99,907	($5,725)	($59,900)	$23,241	$5.70

(a) 4Q13
(b) 2Q13 and 3Q13

2012	Revenue	Credit costs	Expense	Net income	Reported EPS
Reported	$99,890	($3,385)	($64,729)	$21,284	$5.20
Adjustments:					
WaMu bankruptcy settlement - Merger-related	(1,126)			(687)	(0.17)
DVA	930			577	0.15
CIO trading losses	5,787			3,588	0.90
CIO securities gains	(1,013)			(628)	(0.16)
Treasury extinguishment gains on redeemed TruPS	(888)			(551)	(0.14)
Merger-related – Maiden Lane B-Note	(545)			(338)	(0.08)
Reduced reserves in CCB		(4,625)		(2,867)	(0.72)
Foreclosure-related matters			900	558	0.14
Corporate legal expense			3,198	1,983	0.50
Benefit from tax adjustments				(620)	(0.16)
Adjusted	$103,035	($8,010)	($60,631)	$22,299	$5.46

APPENDIX – OTHER
48
JPMorgan Chase & Co.

A P P E N D I X – O T H E R Notes on non-GAAP financial measures (cont'd) 3. Adjusted expense, a non-GAAP financial measure, excludes firmwide legal expense and expense related to foreclosure-related matters (“FRM”). Where indicated, this definition formerly only excluded Corporate legal expense and disclosed FRM. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance. 4. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”), tangible book value per share (“TBVPS”), Tier 1 common under Basel I and III rules, Tier 1 capital under Basel III rules, and the supplementary leverage ratio (“SLR”) are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s earnings as a percentage of TCE. TBVPS represents the Firm’s tangible common equity divided by period-end common shares. Tier 1 common under Basel I and III rules, and Tier 1 capital and the SLR under Basel III rules, are used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position and liquidity. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as analysts and investors in assessing the Firm’s use of equity. For additional information on Tier 1 common under Basel I and III, and Tier 1 capital and the SLR under Basel III rules, see Regulatory capital on pages 161-165 of JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2013. All of the aforementioned measures are useful to the Firm, as well as analysts and investors, in facilitating comparisons of the Firm with competitors. 5. CIB provides several non-GAAP financial measures which exclude the impact of FVA (effective Q4 2013) and DVA on: net revenue, net income, overhead ratio, compensation ratio and return on equity. Further, the impact of FVA/DVA is excluded from the calculation of the firmwide overhead ratio. These measures are used by management to assess the underlying performance of the business and for comparability with peers. The ratio for the allowance for loan losses to period-end loans is calculated excluding the impact of trade finance loans and consolidated Firm-administered multi- seller conduits, to provide a more meaningful assessment of CIB’s allowance coverage ratio. Additional notes on financial measures 6. Pretax margin represents income before income tax expense divided by total net revenue, which is, in management’s view, a comprehensive measure of pretax performance derived by measuring earnings after all costs are taken into consideration. It is, therefore, another basis that management uses to evaluate the performance of AM against the performance of their respective peers. Notes 49

February 25, 2014 C O N S U M E R & C O M M U N I T Y B A N K I N G Gordon Smith, Chief Executive Officer Consumer & Community Banking

Agenda Page C O N S U M E R & C O M M U N I T Y B A N K I N G 1 Consumer & Community Banking 1 Consumer & Business Banking 17 Mortgage Banking 31 Card Services 48 Appendix 68

The Chase Consumer & Community Banking ("CCB") franchise has leadership positions across all its businesses

Strong financial returns	FY 2013 ROE: CCB: 23%; Consumer & Business Banking ("CBB"): 26%; Mortgage Banking: 16%; Card, Merchant Services & Auto: 31%
Powerful customer franchise	Consumer relationships with almost half of U.S. households #1 in customer satisfaction among the largest banks for the 2nd year in a row[1]
Firmwide capabilities to meet customer needs	Chase Private Client integration with J.P. Morgan Private Bank investments platform Business Banking access to Commercial Bank specialty lending and Treasury Services
Attractive footprint	Branch network concentrated in the highest growth U.S. markets #1 ATM and #2 retail branch network for the 2nd year in a row[2]
Leading position in digital banking	#1 online financial services destination (Chase.com)[3] and #1 mobile banking functionality[4]
World-class payments franchise	#1 in total U.S. credit and debit payments volume[5] #2 wholly-owned merchant acquirer[6] Proprietary end-to-end payments solution
National, scale lending businesses	#1 credit card issuer in the U.S. based on loans outstanding[7] and #1 U.S. co-brand credit card issuer[7] #2 mortgage originator[8] and servicer[8] #3 non-captive auto lender[9]

Note: For footnoted information, refer to Appendix

CONSUMER & COMMUNITY BANKING
2
JPMORGAN CHASE & CO.

C O N S U M E R & C O M M U N I T Y B A N K I N G The underlying performance of the business is strong $ in billions, except where otherwise noted 2012 2013 YoY ∆ Consumer Banking Households (mm) 21.2 22.3 5% Deposits (average) $320 $354 11% Client investment assets $159 $189 19% Business Banking Deposits (average) $72 $81 13% Loans (end of period)1 $19 $19 - Mortgage Banking Total mortgage originations $181 $166 (8%) Purchase originations $45 $63 40% Refinance originations $136 $103 (24%) Third-party mortgage loans serviced (end of period) $859 $816 (5%) Real Estate Portfolios net charge-offs2 $3.3 $1.1 (67%) Card Services Accounts with sales activity3 (mm) 30.6 32.3 6% New accounts opened3 (mm) 6.7 7.3 9% Sales volume3 $381 $420 10% End of period loans outstanding $128 $128 - Net charge-off rate4 3.95% 3.14% Merchant Services Merchant processing volume $655 $750 14% Auto Auto originations $23 $26 12% Loans (end of period) $50 $53 6% 1 Excludes Small Business Credit Card 2 Excludes purchased credit-impaired (PCI) loans; 2013 actuals exclude PCI write-offs of $53mm 3 Excludes Commercial Card 4 Excludes held-for-sale loans Consumer & Community Banking lines of business drivers 3

C O N S U M E R & C O M M U N I T Y B A N K I N G Performance targets Consumer & Community Banking 2013 actuals 2013 Investor Day targets Targets Consumer & Business Banking ROE 26% 30% + 30% + Mortgage Banking Net charge-off rate1 0.96% 0.35% +/- 0.25% +/-2 ROE 16% 15% +/- 15% +/-3 Card Services Revenue margin 12.49% 12.0-12.5% 12.0-12.5% Net charge-off rate4 3.14% 4.0% +/- 3.75% +/- ROE 34% 23% +/- 20% +/- Auto Finance ROE 26% 18% +/- 16% +/- Consumer & Community Banking ROE 23% 20% + 20% + Source: Chase internal data 1 Real Estate Portfolios only, excluding purchased credit-impaired (PCI) loans; 2013 actuals exclude PCI write-offs of $53mm 2 Through-the-cycle net charge-off rate of 0.25% +/- will depend on portfolio mix of mortgage and home equity 3 Target ROE excludes liquidating real estate portfolios 4 Excludes held-for-sale loans 4

C O N S U M E R & C O M M U N I T Y B A N K I N G We have exceeded our 2013 targets and are updating 2014 targets Mortgage Banking Consumer & Business Banking Card, Merchant Services & Auto 2013 Investor Day targets  ~3% expense growth in 2013  3-4K1 headcount reduction by YE 2014  Full year expense down $3B in 2014 vs. 2012  13-15K1 headcount reduction by YE 2014 2013 performance 2.7% expense growth in 2013 Reduced headcount by 5.5K1 in 2013 Reduced $1.5B in expense in 2013 Reduced headcount by 11K1,2 in 2013  ~1% expense growth in 2014  ~2K1 headcount reduction in 2014 2014 updated targets While we continue to control costs, we also continue to invest in the business Source: Chase internal data 1 Includes employees and contractors 2 2013 headcount reduction of 11K includes 1,250 effective January 1, 2014 3 Includes reductions of ~$0.4B related to litigation and ~$0.3B related to foreclosure-related matters  Expense reduction of ~$2B3 from 2013 to 2014  ~6K1 headcount reduction in 2014 5

We expect to exit 2016 with expense ~$2B lower than 2014 expense

Key expense reduction initiatives across CCB

- Reduce cost-to-serve through use of digital channels and self-service for transactional needs
- Automate manual controls and processes
- Simplify our business through exit of non-core products
- Further consolidate operating centers
- Continue optimizing our branch network and operating model based on customer needs and branch usage trends
- Consolidate and rationalize vendors
- Continue to actively manage down mortgage default inventory

CONSUMER & COMMUNITY BANKING

6

JPMorgan Chase & Co.

C O N S U M E R & C O M M U N I T Y B A N K I N G Deposit growth has been strong and core loans show continued growth $364 $383 $414 $453 2010 2011 2012 2013 CCB average deposits ($B) CAGR +8% CCB end of period loans ($B) $112 $117 $117 $119 $52 $53 $53 $61 $48 $47 $50 $53 $13 $14 $16 $16 $230 $194 $166 $143 2010 2011 2012 2013 Card Services Mortgage Banking Auto Finance Business Banking Run-off (all LOBs) 1 2 3 $455 $426 $403 $394 2010 - 2013 CAGR Run-off: (15%) 4 Source: Chase internal data; numbers may not sum due to rounding 1 Card Services core loans exclude certain legacy WaMu loans, legacy balance transfer programs, and certain terminated partner portfolios; Core loans include held-for-sale loans 2 Mortgage Banking core loans exclude WaMu purchased credit-impaired, discontinued products, broker originated loans, limited documentation loans, and certain loans with effective combined loan to value ratios greater than 80%; and include loans repurchased from Ginnie Mae pools 3 Business Banking core loans exclude WaMu loans and Chase stated income (unverified self-stated) loans 4 Includes Student Lending 5 2013 includes securities-based lending loans of $0.5B 5 Core: +4% Total: (5%) 7

C O N S U M E R & C O M M U N I T Y B A N K I N G Customer experience continues to improve… Net promoter scores1 S e p-1 1 Dec-1 1 M a r- 1 2 Ju n -1 2 S e p -1 2 Dec-1 2 M a r- 1 3 J u n -1 3 S e p -1 3 Dec-1 3 Consumer Banking Business Banking Card Mortgage Originations J.D. Power rankings 42 23 61 43 6 32 61 70 Line of Business 2010 rank 2013 rank Retail Banking2 #13 #4 Small Business3 #22 #1 in West, Midwest, and South #5 in Northeast Credit Card4 #5 #3 Mortgage Banking5 Originations: #12 Servicing: #13 Originations: #5 Servicing: #5 Note: For footnoted information, refer to Appendix 8

C O N S U M E R & C O M M U N I T Y B A N K I N G 2010 2011 2012 2013 Source: Chase internal data 1 Includes households with Chase Liquid® cards 2 Reflects accounts that had sales activity during the year; excludes Commercial Card and certain terminated partner portfolios 3 Includes households that close all Chase accounts; average of annualized monthly attrition rate over 12 months …resulting in deeper relationships and lower attrition with existing customers Household attrition rates3 Business Banking Consumer Banking Card 2010 2013 Net new investments per investment household 2010 2011 2012 2013 Average deposit and investment balance per household1 2010 2011 2012 2013 Credit card spend per account2 CAGR +6% CAGR +77% CAGR +8% (5) ppt (4) ppt (2) ppt 9

CONSUMER & COMMUNITY BANKING

We continue to leverage the strength of our franchise to deepen relationships

Leveraging the strength of the franchise

Commercial Banking	~55% of Commercial Bank customers visit a branch each quarter
Asset Management	~35% of Private Banking households visit a branch each quarter ~$90B of Chase client assets
Card Services	~40% of Chase branded cards sold through branches ~70% of Chase Paymentech new sales sourced from Business Banking
Mortgage Banking	~55% of retail mortgages originated through branches

Number of products & services[1] per Consumer Bank household



7.2
7.4
7.6
7.9
2010[2]
2011
2012
2013

Source: Chase internal data

[1] Products and services counted in the Chase cross-sell definition include deposits (interest checking, money market, etc.), credit (mortgage loans, credit cards, etc.), investments, and services (online banking, mobile banking, etc.)

[2] Previously disclosed 2010 cross-sell of 6.7 has been restated to include mobile banking and pre-authorized transfers

10

JPMORGAN CHASE & CO.

C O N S U M E R & C O M M U N I T Y B A N K I N G We are responding to the current environment…  Established Controls organization  Significant investments to ensure quality Disciplined focus on distinct customer segments Rationalizing the cost structure Continuing to strengthen controls  Digital self-service  Optimize branch network  Less density  Smaller branches  Automation of processes and controls  Fewer people  Simplifying our product offering  Products targeted to specific market segments  Exiting products non-core to our customers and de- risking through client exits  Less than $100mm reduction in pretax income 11

… and have proven that we can successfully adapt our business to changes

Example: Card Services

Market changes	Response	Chase performance (2008 vs. 2013)
CARD Act: Pricing and fee restrictions; Payment allocation; Time to make payments; Payment processing; Pricing review	Developed products focused on specific customer segments	Strong financial results: ROE increased from 14% to 26%[1]; Net revenue rate up ~240bps; Net charge-off rate down ~190bps
Recession	Launched simplified rewards program	Industry-leading sales volume growth
Competitive pressures	Reduced balance transfer volumes	
	Refined offer targeting within our risk appetite	
	Reduced non-core partnerships and products	

Source: Chase internal data

[1] Excluding the impact of changes in loan loss reserves

CONSUMER & COMMUNITY BANKING

12

JPMORGAN CHASE & CO.

C O N S U M E R & C O M M U N I T Y B A N K I N G Customers are increasingly using digital channels for self-service… 1 Analysis includes Chase Consumer & Business Banking and Card lines of business 2 Digital log-ins includes Online and Mobile Chase servicing interactions per household, indexed to 20101 2010 2011 2012 2013 (3%) (4%) Digital log-ins2 +28% Teller transactions Live rep calls 2010 - 2013 CAGR 13

… which will have significant cost benefits

Example: Ultimate Rewards mobile app redemption activity

- Enabled mobile app-based reward redemptions in December 2013
- Within first month, app-based redemptions reached 15% of daily redemption volume


Good afternoon!
HOME EQUITY LOAN (...6309)
01/24/2014
Pay Bills
CREDIT CARD (...4546)
$2,117.92
Pay Credit Card
Ultimate Rewards
52,228 points
INVESTMENT ACCT (...4040)
$256,003.64
4:20 AM
Ultimate Rewards
Your Point Balance
52,228
Get Cash Back
Get Gift Cards
Cash Back
522.28
52,228
Delivery Options:
Statement Credit:
Direct Deposit to:
Select an Account

A mobile redemption costs ~$0.01[1] vs. a call center redemption cost of ~$3[1]

Source: Chase internal data

[1] Based on variable cost; call center redemption cost based on average redemption transaction time of ~4 minutes

14

JPMORGAN CHASE & CO.

CONSUMER & COMMUNITY BANKING

CONSUMER & COMMUNITY BANKING

We are leveraging the digital trend to lower cost-to-serve


% of deposits through self-service[1]
+15 ppt
Cost per deposit[3]
QuickDeposit: $0.03
Teller deposit: $0.65
2010
2013


% of statements delivered electronically[2]
+10 ppt
2010
2013

Source: Chase internal data
[1] Based on Consumer Banking customers
[2] Across all CCB Business
[3] Based on variable cost; teller deposit cost based on average deposit transaction time of ~1 minute

15

JPMorgan Chase & Co.

The Chase branch network of the future will be more efficient, automated, and consultative

Net change in Chase branches over time



2011
2012
2013
2014F
2015F

Built out expansion markets where branch density was insufficient

Expected change in branch count: 0 +/-

Consumer Bank total branch staff[1]



(~20%)
2011
2013
2015F

- Reducing transactional staff
- Two tellers per new branch vs. four historically

Source: Chase internal data

[1] Excludes Branch Managers

CONSUMER & COMMUNITY BANKING

16

JPMORGAN CHASE & CO.

Agenda Page C O N S U M E R & C O M M U N I T Y B A N K I N G 17 Consumer & Business Banking 17 Consumer & Community Banking 1 Mortgage Banking 31 Card Services 48 Appendix 68

C O N S U M E R & B U S I N E S S B A N K I N G Consumer and Business Banking business drivers 2012 2013 YoY Δ Relationships Consumer household relationships (mm) 21.2 22.3 5% Consumer bank household attrition rate1 11% 10% Business client relationships (mm) 2.2 2.3 2% Business bank client attrition rate1 17% 15% Deposits & Investment Balances ($B) Average deposit balances 392.1 434.6 11% Client investment assets (end of period) 159 189 19% % managed assets 29% 36% Net new investments 11.1 16.0 44% Distribution channels Branches 5,614 5,630 - Branch employees2 (K) 64.4 59.2 (8%) ATMs 18,699 19,211 3% % Self-service deposits3 49% 53% Active mobile users (mm) 12.4 15.6 26% Performance ($B) Net revenue 17.2 17.3 1% Net income 3.2 2.9 (10%) ROE 36% 26% Source: Chase internal data 1 Households and clients that close all Chase account relationships 2 Includes all CBB branch employees: Tellers (FTE), Personal Bankers, Branch management, Sales and Service Associates, Financial Advisors, and Relationship Managers 3 Data for fourth quarter; includes ATM / Express Banking Kiosk and mobile Consumer & Business Banking business drivers 18

C O N S U M E R & B U S I N E S S B A N K I N G Customer satisfaction and retention are at all time highs Consumer Bank overall satisfaction1 Household attrition (annualized rate)2 Source: Chase internal data Note: Consumer bank only 1 Top 2 box on a 10 point scale, overall satisfaction 2 Adjusted for incremental 25K households in October 2012 due to escheatment rule changes 55% 60% 65% 70% 75% 80% M a r- 1 1 J u n -1 1 S e p -1 1 Dec-1 1 M a r- 1 2 J u n -1 2 S e p -1 2 Dec-1 2 M a r- 1 3 J u n -1 3 S e p -1 3 Dec-1 3 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% M a r- 1 1 J u n -1 1 S e p -1 1 Dec-1 1 M ar -1 2 J u n -1 2 S e p -1 2 Dec-1 2 M a r- 1 3 Ju n -1 3 S e p -1 3 Dec-1 3 (6) ppt +15 ppt 19

Deposit balance growth remains strong, and outperforms the industry



Change in deposits vs. industry (2013 vs. 2012)[1]
Rate paid on Consumer Bank deposits (bps)
24
15
2012
2013
Market deposit growth = ~3.7%
10.5%
9.5%
6.7%
5.8%
3.5%
2.7%
1.8%
1.4%
JPMC
BAC
C
WFC
USB
Community[2]
Super Regional[2]
Regional[2]

Source: Based on FDIC Summary of Deposits survey per SNL Financial as of June 2013

[1] All branches with $1B+ in deposits at any point in the last ten years excluded to adjust for commercial deposits and capture only consumer and small business deposits; includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC

[2] Named competitors are excluded from the Super Regional bucket; Super Regionals defined as banks ranked 7-50 in retail deposit volume per SNL (minimum retail deposits in the group ~$10B), PNC, and TD Bank; Regionals defined as banks ranked 51-150 by retail deposits (minimum retail deposits in the group ~$2.9B); Community banks defined as all other institutions

CONSUMER & BUSINESS BANKING

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JPMORGAN CHASE & CO.

Investment balance growth is at record levels

Client investment assets ($B)



+37%
$138
$159
$189
2011
2012
2013

Net new investments	$6	$11	$16

Source: Chase internal data

Key takeaways

- Investments are critical to becoming our customers' primary bank
- Growth has been driven by $33B of net new investment flows over the past 3 years
- 70% of revenue is fee-based
- Chase Private Client is key to more investment relationships with our currently deposit-only clients
- We are leveraging JPM Asset Management product capabilities and infrastructure to support further investment growth

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JPMORGAN CHASE & CO.

C O N S U M E R & B U S I N E S S B A N K I N G Our investments in the network will continue to drive future growth Source: Internal Chase data; SNL Financial Note: Excludes branches for which SNL lacks open date information Branch network age (%) Typical branch consumer household growth Year 10 Branch open Year 3 Year 20 11% 4% 5% 4% 2% 1% 23% 20% 19% 18% 14% 12% 65% 76% 75% 78% 84% 87% Chase Citibank US Bank PNC Wells Fargo Bank of America <3 years old 3-10 years old 10+ years old Growth phase Mature branch 1/3 of our branches are in the growth phase 22

C O N S U M E R & B U S I N E S S B A N K I N G Core elements of strategic vision  Branch footprint  Transactions to advice Optimize our branch network  Efficiency through innovations  Branch staffing models Lower cost- to-serve  Become customers’ primary bank  Chase Private Client Deepen relationships 23

C O N S U M E R & B U S I N E S S B A N K I N G We have completed our build-out in key expansion markets, resulting in an attractive footprint Source: SNL Financial; Chase internal data 1 JPMC is tied for #1 branch count rank in Riverside 2 Market indicates Core Based Statistical Area Chase branch count and rank in select expansion markets Key highlights 2 0 0 9 2 0 1 3 2 0 0 9 2 0 1 3 2 0 0 9 2 0 1 3 2 0 0 9 2 0 1 3 2 0 0 9 2 0 1 3 Los Angeles Miami San Francisco San Diego Riverside1 Branch count of #1 network in market #3 #1 #3 #3 #3 #3 #3 #2 #4 #1 Branch count rank #  ~2/3 of new builds in California and Florida  #1 branch share in the top three deposit markets  Markets in our footprint account for ~2/3 of deposit and investment opportunity in the U.S.2 Optimize our branch network 24

C O N S U M E R & B U S I N E S S B A N K I N G We will continue to optimize our network Source: Chase internal data Network activity 2011 2012 2013 Beginning branch count 5,268 5,508 5,614 Network management Total new branches opened 282 179 156 New builds 260 150 132 Relocations 22 29 24 Total branches closed (42) (73) (140) Consolidations (20) (44) (116) Relocations (22) (29) (24) Net branches opened 240 106 16 Ending branch count 5,508 5,614 5,630 Source: Chase internal data Optimize our branch network 25

C O N S U M E R & B U S I N E S S B A N K I N G Customers are using branches differently 10% 38% 53% 2007 2010 2013 % of Consumer Bank deposits through self-service channels per quarter2 Source: Chase internal data 1 Data for third quarter 2 Data for fourth quarter; includes ATM / Express Banking Kiosk and mobile % of Consumer Bank households using each channel per quarter1 41% 56% 68% 74% 14% 54% 61% 73% Mobile Online ATM Branch 2010 2013 ~5x ~4x Quarterly visits per household Lower cost-to-serve 26

Lower cost-to-serve

We are optimizing how we run our branches …

Traditional branch	Branch of the future
	

CHASE

	Traditional branch	Branch of the future	
Branch headcount	9	6	↓
% advisory staff[1]	40%	60%	↑
# Express Banking Kiosks	0	2	↑
# of offices	1	3	↑
Square footage	4,400	2,500-3,500	↓

[1] Advisory staff includes Bankers, Business Banking Relationship Managers, Financial Advisors; Transactional staff includes Tellers, Sales & Service Associates, Branch Managers, and Assistant Branch Managers

CONSUMER & BUSINESS BANKING
27
JPMorgan Chase & Co.

Lower cost-to-serve

… which has enabled us to reduce branch staff

CBB year-end network branch staff[1]


~60K
~53K
Advisory
Transactional
2011
2013

Key takeaways

- 2/3 of branch expenses are people-related
- Overall branch staff is down 7K over the last two years
- Expect continued staffing declines as customer self-service trends continue

Source: Chase internal data
[1] Includes Tellers (FTE), Bankers, Assistant Branch Managers, Sales & Service Associates, Financial Advisors, and Business Banking Relationship Managers; excludes Branch Managers

CONSUMER & BUSINESS BANKING
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JPMORGAN CHASE & CO.

Deepen relationships

Chase Private Client has deepened relationships with our affluent customers

Branches offering Chase Private Client


262
2,149
2011
2013

Average deposits & investments per CPC household ($K)


Deposits
Investments
+40%
Pre-CPC
Post-CPC

CPC penetration of eligible households[1]


1%
13%
2011
2013

Key takeaways

- CPC roll-out is largely complete; now offered in 2,000+ branches covering 70% of our affluent clients
- Clients are growing their relationships with Chase
- Significant progress in penetrating affluent households
  - 1/3 of the way to our $100B target
  - Substantial opportunity remains

Source: Chase internal data

[1]CPC-eligible household defined as Segment III households in the CPC footprint; yearly penetration calculated based on eligible household count as of year-end 2013

CONSUMER & BUSINESS BANKING

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JPMORGAN CHASE & CO.

C O N S U M E R & B U S I N E S S B A N K I N G Summary  Strong underlying performance drivers  Our branch build-out and Chase Private Client expansion are largely complete and performing well  We have an attractive footprint and will continue to optimize our network  We are focused on operating our branches more efficiently and will continue to drive down cost-to-serve as customer behavior changes 30

Agenda Page C O N S U M E R & C O M M U N I T Y B A N K I N G 31 Mortgage Banking 31 Consumer & Community Banking 1 Consumer & Business Banking 17 Card Services 48 Appendix 68

M O R T G A G E B A N K I N G 2012 2013 2013 1H13 2H13 Total mortgage origination volume $180.8 $165.5 $101.7 $63.8 Purchase origination volume 44.8 62.5 29.5 33.0 Refinance origination volume 136.0 103.0 72.2 30.8 Third-party mortgage loans serviced (period end) 859.4 815.5 832.0 815.5 Foreclosure units - end of period (K) 312 167 241 167 Real Estate Portfolios loans - end of period 177.3 168.0 171.4 168.0 Real Estate Portfolios net charge-offs ($mm)2 3,341 1,107 736 371 P&L ($mm) Source: Chase internal data 1 Mortgage Production pretax includes repurchases 2 Excludes purchased credit-impaired (PCI) loans; 2013 actuals exclude PCI write-offs of $53mm 2012 2013 2013 1H13 2H13 Mortgage Production pretax1 $3,551 $825 $1,009 $(184) Mortgage Servicing pretax (1,167) (372) 32 (404) Real Estate Portfolios pretax 2,948 4,652 1,950 2,702 Mortgage Banking net income $3,341 $3,082 $1,815 $1,267 Key drivers ($B, except where otherwise noted) We have a strong mortgage franchise; however, profitability headwinds exist given declining origination volumes and continued elevated default servicing costs 32

M O R T G A G E B A N K I N G Home price index (HPI) – peak to September 2013 Housing market fundamentals continue to improve Number of underwater homes in the U.S. (mm) Source: CoreLogic; Realtor.org; Chase internal data 1 Seasonally adjusted annualized Months of inventory 30+ day delinquent units (K) through September 2013 12.2 12.0 12.1 10.5 6.4 2009 2010 2011 2012 Sep-13 (35%) (30%) (25%) (20%) (15%) (10%) (5%) – 2006 2007 2008 2009 2010 2011 2012 2013 - 2 4 6 8 10 12 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 - 1,000 2,000 3,000 4,000 5,000 6,000 ~3,500K 2009 2010 2011 2012 2013 (48%) Peak to trough: (32%) Trough to current: 22% 33

M O R T G A G E B A N K I N G We continue to see improving credit performance in Real Estate Portfolios Non-credit impaired net charge-offs2 Purchased credit-impaired 30+ day delinquencies 23.3% 21.7% 21.4% 20.7% 20.1% 19.3% 17.9% 16.2% 15.3% 0% 5% 10% 15% 20% 25% $0 $5 $10 $15 $20 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 30+ day delinquencies (UPB, $B) 30+ day delinquency rate (%) Non-credit impaired 30+ day delinquencies1 5.7% 5.3% 5.2% 5.1% 5.0% 4.6% 4.2% 3.8% 3.7% 0.0% 2.0% 4.0% 6.0% 8.0% $0 $2 $4 $6 $8 $10 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 T h o u s a n d s 30+ delinquencies($B) 30+ delinquency rate (%) 2.6% 2.5% 2.2% 1.9% 1.7% 1.6% 1.0% 0.7% 0.6% 0.0% 1.0% 2.0% 3.0% 4.0% $0.0 $0.5 $1.0 $1.5 $2.0 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 T h o u s a n d s Net charge-offs ($B) Net charge-off rate(%) Source: Chase internal data 1 Based on carrying value 2 3Q12 and 4Q12 net charge-offs exclude the effect of Chapter 7 Bankruptcy discharge adjustment based on regulatory guidance; 4Q13 net charge-offs exclude PCI write- offs of $53mm 34

M O R T G A G E B A N K I N G $0.6 $0.3 $0.4 $0.7 $0.7 $0.9 $1.5 $0.8 $0.4 $1.2 $0.5 $0.3 2012 1H13 2H13 2013 2014F 2015F Market size ($T) $2.1 $1.2 $1.2 Purchase Refinance $1.9 $1.1 $0.8 Note: 2012 through 2013 Inside Mortgage Finance; 2014F - 2015F reflects average of forecasts from Fannie Mae (1/10/14), Freddie Mac (1/16/14), and MBA (1/14/14) 1 Mortgage rate reflects conforming 30-yr PMMS (Primary Mortgage Market Survey) rate issued by Freddie Mac The mortgage market is projected to decline 34% in 2014 and remain relatively flat in 2015 3.7% 4.0% 4.9% 5.4% Mortgage rate1 3.6% 4.4% 1H13 2H13 (34%) 35

Significant regulatory and legal complexity exists

New Regulation (Dodd-Frank)	Origination & Servicing Rules	TILA-RESPA, Servicing rules, Originator compensation, Appraisals, etc.
	Qualified Mortgage (QM)	Launched 1/10/14
	Qualified Residential Mortgages (QRM)	QRM = QM desirable; final rule TBD
	Risk Retention	5% skin-in-the-game for securitizers
Recovery Initiatives	Modification Programs	HAMP, GSE and other proprietary modification programs
	Refinance Programs	HARP and FHA refinance programs
	Servicing	Servicing and foreclosure requirements from CFPB, GSE, HUD, Federal, State and Local authorities
Housing Finance Reform	GSE Reform Legislation	Corker/Warner; Johnson/Crapo, PATH Act
	FHFA	New Director, Raise g-fees?, Reduce portfolios?, Common Platform, Single Security?
	Federal Housing Admin. Reform	More funding required?, new QA rules?

MORTGAGE BANKING
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JPMORGAN CHASE & CO.

M O R T G A G E B A N K I N G Servicing  Actively manage down our default inventory  Smaller, higher quality servicing book  Continue to invest in technology to improve operations Production  Simplify our product set and invest in new technology to enhance the customer experience  Leverage our balance sheet  Price to reflect higher servicing risks and expense Despite the challenges and complexities, we are committed to being in the mortgage business and will adjust our business model to be successful over the long-run Our efforts will lead to a smaller, less volatile, and higher quality mortgage business 37

Production

We are simplifying our product set to reduce complexity and further de-risk the business

Product / Program simplification


37
12
10
15
Products / Programs offered in 2013
Products / Program already eliminated
On track to be eliminated by 4Q14
Remaining products / programs

Source: Chase internal data

Examples of eliminated Products / Programs

- Agency Interest Only Fixed / ARM
- Partnership Rewards Program
- Non-agency relationship credit program (NARC)
- Annual Renewal / Draw HELOC
- 2nd Lien Home Equity Loan

MORTGAGE BANKING

38

JPMorgan Chase & Co.

M O R T G A G E B A N K I N G  Mobile app launched in 4Q12 to help customers find and finance a home  Critical to capture mortgage customers via mobile / internet  360,000 app downloads to date We will continue to invest in technology to enhance the home financing process for customers Example: Chase My New Home Mobile App  We continue to build out a new originations platform that leverages technology and process, leading to best-in-class customer satisfaction  Reduced originations operations expense as a result of efficient and consistent processes  Better customer experience by providing better loan tracking through process and lower, more consistent cycle times Example: Mortgage Express Production 39

M O R T G A G E B A N K I N G Provider 2010 Rank 2013 Rank Change Quicken Loans 1 1 - BB&T 6 2 +4 U.S. Bank 4 3 +1 PNC 3 4 -1 Chase 12 5 +7 Wells Fargo 8 6 +2 Citi 13 7 +6 Sun Trust 5 8 -3 Fifth Third 6 9 -3 Provident Funding 10 10 - We have seen strong improvements in customer satisfaction J.D. Power 2013 Mortgage Servicer survey J.D. Power 2013 Mortgage Origination survey Source: J.D. Power 2010 and 2013 U.S. Primary Mortgage Origination Satisfaction Studies Provider 2010 Rank 2013 Rank Change BB&T 1 1 - Regions 5 2 +3 Sun Trust 2 3 -1 Wells Fargo 4 4 - Chase 13 5 +8 U.S. Bank 3 6 -3 Citi 9 7 +2 Flagstar 9 7 +2 PHH 7 9 -2 PNC 14 10 +4 Source: J.D. Power 2010 and 2013 U.S. Primary Mortgage Servicer Satisfaction Studies Production 40

Production

Our mortgage penetration of Chase Private Client households continues to improve

% of Chase Private Client households that originated a mortgage with Chase[1]


33%
48%
3Q12
3Q13

Source: Chase internal data
[1] Of those households that originated a mortgage during each specified time period

Key drivers of success

- Strong partnership between the CPC Bankers, Advisors, and Mortgage Bankers
- Compelling value proposition
  - Closing cost discounts
  - Dedicated processing and underwriting queue
  - Expanded credit and specialty underwriting review
  - Enhanced servicing
- Proactive pipeline management
- Enhanced CPC training and marketing tools

MORTGAGE BANKING
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JPMorgan Chase & Co.

M O R T G A G E B A N K I N G 2010 2011 2012 2013 2014F 2015F Ending Balances ($B) $223 $198 $177 $168 $170 $175 Ongoing ($B) 37 36 36 46 65 85 Legacy ($B) 186 162 141 122 105 90 Net revenue $5,547 $4,592 $4,092 $3,512 $3,000 $2,800 Net charge-offs1 6,450 3,805 3,341 1,107 450+/- 400+/- Change in allowance1 1,781 (230) (3,850) (3,800) TBD2 TBD2 Expense 1,627 1,521 1,653 1,553 1,300 1,100 Pretax income / (loss) ($4,311) ($504) $2,948 $4,652 $1,250+/- $1,300+/- Pretax income / (loss) excluding change in allowance ($2,530) ($734) ($902) $852 $1,250+/- $1,300+/- Real Estate Portfolios — simulated ending loan balance runoff and pretax income ($mm) Leverage our balance sheet: Real Estate Portfolios simulation Source: Chase internal data 1 Net charge-offs exclude purchased credit-impaired (PCI) loans; net charge-offs and change in allowance exclude $53mm of PCI write-offs in 2013 2 Future reserve actions not simulated  Ongoing loan growth driven by higher jumbo originations as well as increased retention of conforming-eligible loans  Quality of legacy loans continues to improve Commentary Production 42

Production

We are investing in the future, but the next few years will be challenging

Production expense[1] ($B)


$2.5
$2.9
$2.5
$1.9
2012
1H13 Annualized
2H13 Annualized
2014F

Market size[2]	$2.1T	$2.2T	$1.6T	$1.2T

Commentary

- Given headwinds, anticipate Mortgage Production pretax income to be negative in 2014
- Expect 2014 production expense to decline ~30% from 2013
- Initiatives to improve profitability include:
  - Investing in technology to improve operational efficiency
  - Optimizing retail loan officer coverage based on local market opportunity
  - Continuing to utilize centralized call centers for lower opportunity geographies
  - Maintaining price discipline for risk adjusted returns as opposed to market share

Source: Chase internal data

[1] 2012 and 2H13 production expense and pretax margin (%) normalized to exclude $0.2B and $0.4B of non-MBS-related legal expense, respectively

[2] Inside Mortgage Finance for 2012 and 2013. 2014F reflects average of forecasts from Fannie Mae (1/10/14), Freddie Mac (1/16/14), and MBA (1/14/14)

MORTGAGE BANKING

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JPMORGAN CHASE & CO.

Servicing

In Servicing, we are actively managing down our existing default inventory to reduce expense

Foreclosure inventory (K)


399
312
167
~ 70
2011
2012
2013
2014F

Commentary

- Reduction in default volume and increased efficiencies in core servicing will continue to drive servicing and default costs down
- Expect servicing and default expense of $500mm+/- in 4Q14

Source: Chase internal data

MORTGAGE BANKING
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JPMorgan Chase & Co.

M O R T G A G E B A N K I N G Core servicing is an attractive business  We have competitive advantages in core servicing  Funding advantages  Mortgage Servicing Rights (“MSR”) risk management expertise  Higher barriers to entry due to required compliance and controls infrastructure  We will continue to invest in technology  Improved process and technology workflow for customer service representatives  Leverage voice recognition software analytics to effectively manage incoming call volume  Improve customer adoption of paperless and self-service Servicing 45

M O R T G A G E B A N K I N G Going forward, our business will have lower risk and volatility  Originations pricing updated to reflect servicing risk resulting in:  Lower modeled market share  Smaller, higher quality servicing book  Less exposure to default servicing  Greater percent of loans originated for portfolio; continue best execution In $mm, except where otherwise noted Key changes from last year Source: Chase internal data 1 Inside Mortgage Finance 2 Mortgage only 3 Excludes purchased credit-impaired (PCI) loans; 2013 actuals exclude PCI write-offs of $53mm 4 Through-the-cycle net charge-off rate of 25bps+/- will depend on portfolio mix of mortgage and home equity 2013 2013 Investor Day through- the-cycle Through- the- cycle Pretax Income Mortgage Production $825 $1,500 $1,000 Mortgage Servicing ($372) $1,000 $600 Real Estate Portfolios $4,652 $1,000 $1,100 Mortgage Banking $5,105 $3,500 $2,700 Key statistics / assumptions Mortgage Production Market volume $1.9T1 $1.5T $1.5T Mortgage Servicing Third-party mortgage loans serviced2 $816B $1.0T $600B Real Estate Portfolios Loans (end of period) $168B $125B $175B Net charge-off rate3 96bps 35bps 25bps+/-4 46

Summary

The business will face challenges in the near term…

- Production: pretax income to be negative in 2014
- Servicing: expect servicing and default expense of $500mm+/- in 4Q14
- Real Estate Portfolios: ~$1.25B in pretax income excluding changes in reserves in 2014

…but we are taking steps to return the business to profitability

- Build a streamlined and simpler business
- Actively de-risk the business
- Rightsize production
- Strategically invest in technology to create a unique customer experience

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JPMORGAN CHASE & CO.

Agenda Page C O N S U M E R & C O M M U N I T Y B A N K I N G 48 Card Services 48 Consumer & Community Banking 1 Consumer & Business Banking 17 Mortgage Banking 31 Appendix 68

C A R D S E R V I C E S Chase Card Services is a leading franchise that has delivered strong returns Source: Chase internal data 1 Excluding the impact of loan loss reserve release, Card Services ROE would have been 18% in 2012, and 26% in 2013; LLR tax effected at 38% tax rate 2 Excludes Commercial Card 3 Excludes held-for-sale loans $ in billions, except where otherwise noted 2012 2013 YoY Δ Performance Revenue $15.5 $15.4 - Expense $6.6 $6.2 (5%) Net Charge-offs $4.9 $3.9 (22%) Pretax Pre-LLR $4.0 $5.3 33% Revenue Margin 12.35% 12.49% ROE1 25% 34% Key drivers Average loans outstanding $125 $124 (1%) End of period loans outstanding $128 $128 - Sales volume2 $381 $420 10% Merchant processing volume $655 $750 14% Net charge-off rate3 3.95% 3.14% Key metrics and performance targets 49

C A R D S E R V I C E S Our focus on spend engagement continues to deliver results Credit card sales volume growth (2013 vs. 2012) Source: Earnings releases, Chase internal data, internal Chase estimates; based on disclosures by peers as of 4Q13 1 U.S. Card 2 Consumer & Small Business estimate 3 Estimated by excluding HSBC acquisition. Including impact of HSBC, Capital One sales grew 12% YoY for FY 2013 4 Includes North America Citi-Branded cards and excludes Citi Retail Services (estimated to be mostly Private Label) 5 Excludes Private Label 10.1% 8.4% 6.4% 5.9% 3.6% 2.7% Chase American Express Bank of America Capital One Discover Citi 4 1 2 3 Total General Purpose Credit Card5 sales market share (FY 2013) American Express 25% Chase 21% Bank of America 12% Capital One 9% Citi 8% Discover 5% Others 20% Total = ~$2.0T 50

C A R D S E R V I C E S $112 $117 $117 $119 $26 $15 $11 $9 2010 2011 2012 2013 Rewards products driving engaged customer relationships  Over 60% growth in rewards outstandings from 2010 to 2013 acquisition vintages  Total outstandings on rewards products up 11% from 2010 to 2013 Small Business Card Growth  Improved engagement of our customers by leveraging business banking channel  64% growth in spend per active account from 2010 to 2013 Card Services outstandings ($B) Growth drivers2 Source: Internal Chase estimates 1 Core loans exclude certain legacy WaMu loans, legacy balance transfer programs, and certain terminated partner portfolios 2 Excludes Commercial Card and certain terminated partner portfolios Run-off $128 $132 $138 $128 Core1 Our overall portfolio has stabilized and our core portfolio is showing growth 51

C A R D S E R V I C E S We continue to attract more engaged customers, with the 2013 vintage outperforming the 2010 vintage in both sales and outstandings Source: Chase internal data 1 Excludes Commercial Card and certain terminated partner portfolios 2010 2013 In-year sales by vintage1 In-year outstandings by vintage1 2010 2013 +55% +83% 52

C A R D S E R V I C E S Among affluent consumers, we are ahead of peers in consideration and are more consistently the primary card in wallet Note: For more footnoted information, refer to Appendix 1 Source: Consumer Card Brand Health Tracker; FY 2013 2 Source: Phoenix Global Wealth Monitor 2013 Study; August 2012 - July 2013 Primary credit card among those with $125K+ income2 18.6% 17.2% 11.2% 10.8% 8.7% 7.4% Chase American Express Bank of America Discover Capital One Citi Credit card consideration among consumers with $125K+ income or $250K+ assets1 52% 42% 36% 34% 32% 28% Chase American Express Citi Capital One Discover Bank of America 53

C A R D S E R V I C E S We maintain a healthy efficiency ratio even with significant investment in marketing; expense declined by 5% in 2013 Source: Earnings releases; Chase internal data 1 Excludes Commercial Card 2 Overhead ratio = total expense / revenue; Total expense includes marketing 3 Amex’s estimated rewards expense is removed from expense and netted against revenue, consistent with the industry practice 4 Includes both branded and retail partner cards 52% 50% 39% 39% 36% Cap One Card Amex US Card Chase Discover Citi NA Card Overhead ratio2 vs. competitors (FY 2013) (%) 3 0.80 1.00 1.20 1.40 1.60 1.80 2.00 2009 2010 2011 2012 2013 Total Expenses Marketing Opex Chase Consumer and Small Business Card expense (indexed to 2009)1 1 4 54

C A R D S E R V I C E S Net charge-off and delinquency rate trends Source: Chase internal data Note: Includes held-for-sale loans Delinquency $ roll-rate from current to bucket 2 (0- 60 days past due) Delinquency $ roll-rate from current to charge-off (0- 180 days past due) 0% 2% 4% 6% 8% 10% 12% 1 Q 0 7 4 Q 0 7 3 Q 0 8 2 Q 0 9 1 Q 1 0 4 Q 1 0 3 Q 1 1 2 Q 1 2 1 Q 1 3 4 Q 1 3 NCO rate 30+ day delinquency rate 31-90 day delinquency rate 0.0% 0.5% 1.0% 1.5% 2.0% Dec-0 9 M a r- 1 0 J u n -1 0 S e p -1 0 Dec-1 0 M a r- 1 1 Ju n -1 1 S e p -1 1 Dec-1 1 M a r- 1 2 J u n -1 2 S e p -1 2 Dec-1 2 M a r- 1 3 J u n -1 3 S e p -1 3 Dec-1 3 0.0% 0.5% 1.0% 1.5% Dec-0 9 M a r- 1 0 J u n -1 0 S e p -1 0 Dec-1 0 M a r- 1 1 J u n -1 1 S e p -1 1 Dec-1 1 M a r- 1 2 J u n -1 2 S e p -1 2 Dec-1 2 M a r- 1 3 J u n -1 3 S e p -1 3 Dec-1 3 Credit trends remain positive with losses at historically low levels 55

Core elements of strategic vision

Deliver best-in-class rewards	■ Continue to build and market Ultimate Rewards and Co-brand partner products ■ Leverage "non-point" value proposition
Drive digital engagement	■ Continue digital innovation ■ Improve customer experience by providing access through preferred channels ■ Drive cost efficiencies
Lead payments innovation	■ Deliver innovative payment solutions to both consumers and merchants ■ Rapidly scale via large existing consumer and merchant base ■ Leverage ChaseNet to deliver seamless online and mobile payment solutions, enabled by control over entire transaction

CARD SERVICES

56

JPMORGAN CHASE & CO.

Deliver best-in-class rewards

Creating a single rewards platform through Ultimate Rewards has improved the customer experience while lowering cost-to-serve

Greater engagement and satisfaction

- Since launch of Ultimate Rewards:
  - Percentage of accounts actively spending up 18 percentage points[1]
  - Spend on those accounts up 37%[1]
- UltimateRewards.com website customer satisfaction rating of 83 out of 100[2]
- More than 50% of Ultimate Rewards accounts are actively engaged in the rewards program

Improved servicing efficiencies

- 78% of Ultimate Rewards redemptions now occur through digital channels
- The percentage of redemption orders processed by a Customer Service Specialist has decreased by 11 percentage points
- Customer communication has been migrated to digital channels

[1] Based on Chase branded rewards accounts excluding Commercial Card and certain terminated partners, comparing full year 2008 to full year 2013
[2] Ultimate Rewards had a ForeSee® online satisfaction rating of 83 in the month of December. ForeSee is a registered trademark of ForeSee Results, Inc.

CARD SERVICES

57

JPMORGAN CHASE & CO.

Deliver best-in-class rewards

We will continue to build on our successful rewards products

Share of wallet by redemption category – reward products[1] (%)


26%
42%
60%
Non-redeemer
Single redeemer[2]
Multi-redeemer[2]

Net promoter score by redemption category – reward products[1]


34
45
53
Non-redeemer
Single redeemer[2]
Multi-redeemer[2]

Annual sales volume for rewards products[3]


+49%
2010
2013

Source: Chase internal data
[1] Based on Ultimate Rewards consumer accounts
[2] Single redeemer defined as one redemption in prior 24 months; Multi-redeemer defined as more than one redemption in prior 24 months
[3] Includes Chase branded and partner rewards consumer and small business products, excludes certain terminated partners

CARD SERVICES
58
JPMorgan Chase & Co.

C A R D S E R V I C E S 29% 41% 54% 56% 26% 18% 16% 16% 18% 23% 11% 12% 27% 18% 19% 16% 2010 2011 2012 2013 Our key digital engagement metrics continue to grow rapidly Source: Chase internal data 1 Excludes Commercial Card and certain terminated partner portfolios 2 Other includes primarily point of sale instant credit accounts 3 Based on Ultimate Rewards consumer and business account redemptions through online and mobile channels; Ultimate Rewards online platform launched in May 2009 4 Consumer Card and Small Business Card originations by channel2 (%) 2010 2011 2012 2013 2010 2011 2012 2013 Digital rewards redemption transactions3 E-statements4 Card originations by channel1 (%) Direct mail Online Branch Other2 Drive digital engagement CAGR +46% CAGR +13% 59

C A R D S E R V I C E S Our proprietary ChaseNet platform has been launched … Merchant Consumer ChaseNet Lead payments innovation  Platform launched as planned  In pilot mode with select merchants  Streamlined operating standards in place  System tested and scalable Progress to date 60

C A R D S E R V I C E S … enabling us to deliver an enhanced experience to consumers and merchants  Deliver a new, simple payment option to customers  Simplified pricing  Lower shopping cart abandonment  Reduced fraud leveraging tokenization  Deliver targeted merchant offers Merchant  “Quick Checkout” – simplified checkout for online/mobile payments  Targeted merchant offers  Pay with points  Chase Wallet Consumer Lead payments innovation 61

Lead payments innovation

We will deliver a simplified checkout experience for Chase cardholders and merchants, positioning us to become the preferred digital "way to pay"

Chase "Quick Checkout"

1 Consumer sees product and payment options


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- Auto-fill shipping address, address changes, new card numbers
- Online / mobile checkout in ~**30 seconds vs. 2 minutes**
- 34mm[1] active online users on "day 1"

[1] Chase customers using internet browsers and mobile platforms who have been active in the past 90 days

CARD SERVICES

62

JPMorgan Chase & Co.

C A R D S E R V I C E S We are also developing new ways to bring merchants and customers together Compelling offers  ChaseNet allows merchants to tailor offers based on customer behaviors and specific purchase history Pay with points Merchant name and logo do not represent an actual business.  Leverages card and Ultimate Rewards customer base  Access to new currency for both merchants and consumers Lead payments innovation 63

C A R D S E R V I C E S Chase Wallet will make online and mobile shopping simple Auto-population of all Chase cards With 100mm+ open cards, we can scale very quickly1 Auto-update of Chase cards when lost/stolen/expired Customers won’t have to re-enter card information Allow non-Chase products Open platform to boost adoption and convenience 1 Includes consumer and small business credit, debit, and prepaid cards Lead payments innovation Visa-5488 Expires 7/17 Joe Smith 270 Park Ave New York, NY 10017 555-666-777 Visa-4875 Expires 4/18 Joe Smith 270 Park Ave New York, NY 10017 555-666-777 MasterCard-3456 Expires 5/18 Joe Smith 270 Park Ave New York, NY 10017 555-666-777 Chase Wallet 64

C A R D S E R V I C E S We are also focused on ensuring the safety and security of all transactions Tokenization will reduce fraud Wallet sends token to Merchant 1 Tokenization replaces real account data with a highly secure “token” which is useless when taken out of the secure environment Merchant sends token for approval 2 Chase responds with approval 3 Lead payments innovation Visa-5488 Expires 7/17 Joe Smith 270 Park Ave New York, NY 10017 555-666-777 Visa-4875 Expires 4/18 Joe Smith 270 Park Ave New York, NY 10017 555-666-777 MasterCard-3456 Expires 5/18 Joe Smith 270 Park Ave New York, NY 10017 555-666-777 65

C A R D S E R V I C E S Summary  Underlying performance drivers are strong, and we continue to gain market share of general purpose credit card sales volume  Credit quality of our portfolio is excellent; credit trends remain positive  Tight focus on expense management resulting in a strong efficiency ratio  Adoption of digital channels continues to enhance the customer experience and lower costs  Strength of our issuing and acquiring businesses positions us well to innovate in payments 66

The Chase Consumer & Community Banking ("CCB") franchise has leadership positions across all businesses

Strong financial returns	▪ FY 2013 ROE: CCB: 23%; Consumer & Business Banking ("CBB"): 26%; Mortgage Banking: 16%; Card, Merchant Services & Auto: 31%
Powerful customer franchise	▪ Consumer relationships with almost half of U.S. households ▪ #1 in customer satisfaction among the largest banks for the 2nd year in a row[1]
Firmwide capabilities to meet customer needs	▪ Chase Private Client integration with J.P. Morgan Private Bank investments platform ▪ Business Banking access to Commercial Bank specialty lending and Treasury Services
Attractive footprint	▪ Branch network concentrated in the highest growth U.S. markets ▪ #1 ATM and #2 retail branch network for the 2nd year in a row[2]
Leading position in digital banking	▪ #1 online financial services destination (Chase.com)[3] and #1 mobile banking functionality[4]
World-class payments franchise	▪ #1 in total U.S. credit and debit payments volume[5] ▪ #2 wholly-owned merchant acquirer[6] ▪ Proprietary end-to-end payments solution
National, scale lending businesses	▪ #1 credit card issuer in the U.S. based on loans outstanding[7] and #1 U.S. co-brand credit card issuer[7] ▪ #2 mortgage originator[8] and servicer[8] ▪ #3 non-captive auto lender[9]

Note: For footnoted information, refer to Appendix

CARD SERVICES

67

JPMORGAN CHASE & CO.

Agenda Page C O N S U M E R & C O M M U N I T Y B A N K I N G 68 Appendix 68 Consumer & Community Banking 1 Consumer & Business Banking 17 Mortgage Banking 31 Card Services 48

A P P E N D I X Notes on slides 2 and 67 – The scope and quality of the Chase Consumer & Community Banking (“CCB”) franchise would be nearly impossible to replicate 1. Based on the American Customer Satisfaction Index 2. Based on disclosures by peers as of 4Q13 3. Per compete.com as of December 2013 4. Forrester Research’s 2013 Global and U.S. Mobile Banking Functionality Rankings 5. Based on Nilson Report as of May 2013 6. Based on Nilson Report ranking largest merchant acquirers for 2012 7. Based on disclosures by peers and internal estimates as of 4Q13 8. Based on Inside Mortgage Finance as of 4Q13 9. Per Auto count data for December 2013 YTD 69

A P P E N D I X Notes on slide 8 – Customer experience continues to improve… 1. Source: Chase internal relationship surveys; NPS = % promoters minus % detractors 2. J.D. Power U.S. Retail Banking Satisfaction Study 4/18/13 and 1/1/10; among large bank peers 3. J.D. Power U.S. Small Business Banking Satisfaction Study Results 10/31/13 and 10/21/10; ranking system changed from national to regional ranking in 2013 4. J.D. Power U.S. Credit Card Satisfaction Study 8/22/13 and 8/19/10 5. J.D. Power U.S. Primary Mortgage Origination Satisfaction Study 11/14/13 and 11/18/10 and J.D. Power U.S. Primary Mortgage Servicer Satisfaction Study 7/18/13 and 8/26/10 70

A P P E N D I X Notes on slide 54 – Among affluent consumers, we are ahead of peers in consideration and are more consistently the primary card in wallet 1. Issuer-level consideration; survey question = “We’d like you to think about the next time you would choose a new credit card. How likely would you be to consider each of the following credit cards?”; % of survey respondents that selected one of the top 2 boxes (“Only one” or “one of 2 or 3 I would consider”) on a 5 point scale 2. Phoenix Global Wealth Monitor survey question for network = “Regarding your primary credit or charge card, the card that you charge the most dollars on: What type of card is it? (Select one)” and survey question for card = “What is the name of the company that issues your primary card?” 71

February 25, 2014 C O M M E R C I A L B A N K I N G Doug Petno, Chief Executive Officer of Commercial Banking

C O M M E R C I A L B A N K I N G Commercial Banking A proven business model  Platform aligned to best serve client needs  JPMC’s leading global capabilities delivered locally – unique competitive advantage  Seasoned and experienced team deeply rooted in local communities  High quality customer base through rigorous client selection and focus  Best-in-class credit performance through the cycle  Stable and resilient earnings Franchise strength  Executing on core strategies – expanded and deepened client base  Adapting to changing regulatory and market environment  Strong 2013 financial results despite challenging environment:  Revenue: $7.0B  Net income: $2.6B  ROE: 19% 2013 performance  Challenging environment in 2014 but expected improvement in the medium/long-term  At 9.5% Basel III capital, we will be able to absorb near-term pressures and continue to generate strong returns  2014 priorities: Continue to adapt to higher capital and regulatory requirements, maintain discipline and execute against our growth strategy Outlook 1

Agenda Page C O M M E R C I A L B A N K I N G 2 Franchise strength 2 2013 performance 10 Outlook 18

Our business

Commercial & Industrial overview

CHASE | J.P.Morgan

Small Business	Business Banking	Middle Market	Corporate Client Banking	CIB
<$500k revenue	$500k-$20mm revenue	$20mm-$500mm revenue	$500mm-$2B revenue	$2B+ revenue

Middle Market Banking

- 43% of CB revenues
- Long standing client relationships
  - ~19,000 clients, ~36,000 prospects
  - Includes government, nonprofit and healthcare clients
- Local delivery model
- #1 traditional MM syndicated lender in the U.S.[1]

Corporate Client Banking

- 26% of CB revenues
- Larger, mostly public companies with complex needs
  - ~1,600 corporate clients, ~1,100 prospects
  - Served by dedicated industry coverage teams
- Strong partnership with CIB – more than doubled IB revenues since 2006

Coverage model structured to best serve our clients' needs

Note: Data as of YE2013. Dollar ranges beneath segment title represent clients' annual revenue. Middle Market Banking abbreviated as MM. Corporate Client Banking abbreviated as CCB. CB's Commercial & Industrial (C&I) grouping is internally defined to include certain client segments (MM, which includes Government, Nonprofit & Healthcare Clients, and CCB) and will not align with regulatory definitions

[1] Thomson Reuters as of YE2013. Traditional MM is defined as credit facilities of < $100mm from clients with < $500mm in revenue

FRANCHISE STRENGTH
3
JPMORGAN CHASE & CO.

Our business

Commercial Real Estate overview

FRANCHISE STRENGTH

Commercial Term Lending

- 17% of CB revenue
- $49B in loans
- Stabilized properties
- Acquired with WaMu in 2008
- #1 multifamily lender in U.S.[1]

Real Estate Banking

- 8% of CB revenue
- $19B in credit commitments
- Top-tier sponsors
- Institutional quality assets
- Diversified portfolio and products

Community Development Banking

- 3% of CB revenue
- $4B in credit commitments
- Specialized construction lending for affordable housing







■ Uses Chase brand ■ Uses J.P. Morgan brand

Note: Data as of YE2013 except where noted. Commercial Term Lending abbreviated as CTL. Real Estate Banking abbreviated as REB. Community Development Banking abbreviated as CDB. CB's Commercial Real Estate (CRE) grouping is internally defined to include certain client segments (REB, CTL and CDB) and will not align with regulatory definitions

[1] SNL Financial based on FDIC data as of 3Q13

4

JPMorgan Chase & Co.

Our platform

A unique competitive advantage as a part of JPMC



Banking
Consumer & Business Banking
Markets
Card
Corporate & Investment Bank
Consumer & Community Banking
Chase Commercial Banking
Investor Services
Mortgage Banking
Asset Management
Investment Management
Private Bank

Corporate & Investment Bank

- Treasury Services revenue of $2.4B
- Record IB revenues of $1.7B

Consumer & Community Banking

- Card Services revenue of $438mm
- ~18mm branch transactions in 2013

Asset Management

- Investment Management revenue of ~$500mm
- ~$100B of AuM

Scale and stability → **Iconic brands** → **Access to talent** → **Broad product capability**

Note: Data as of YE2013. All cross-sell information represents gross revenue, transactions or assets generated by CB clients. Investment Banking (IB) includes Banking and Markets revenue. Card Services includes Commercial Card and Paymentech revenue

FRANCHISE STRENGTH
5
JPMORGAN CHASE & CO.

F R A N C H I S E S T R E N G T H Our people and presence Global JPMC capabilities delivered locally CB office or retail branch presence CB banker presence  Presence in 119 U.S. cities, 40+ of the top 50 MSAs and 13 major international cities  Leverages Chase’s extensive branch network and CIB’s presence in 60 countries  ~1,300 bankers1; average 20+ years of industry experience This map is saved in Dealworks folder 1486801-001 1 Based on total number of revenue producing employees Single point of contact Local decision making Rooted in local communities 6

Our clients

Rigorous client selection

Our client selection criteria

- Strategic clients with broad and complex needs
- Strong management track record
- Reputable in local markets
- Share our risk philosophy
- Preferred industries
- Transparent operations

Results in a high quality client base…

- Long-term, deep relationships: average of ~9 products/client
- Well-diversified portfolio of clients in our target segments
- Lower credit, operating and reputational risk
- We know our clients

…and a positive impact on economics

- Higher revenue per client given broad product needs
- Lower cost-to-serve (e.g., capital requirements, on-boarding, monitoring)
- Greater earnings resiliency
- Stronger returns

FRANCHISE STRENGTH

7

JPMorgan Chase & Co.

F R A N C H I S E S T R E N G T H Our credit culture and discipline Through-the-cycle credit costs below our target of 50bps Portfolio quality driven by… 1 Peer averages include CB-equivalent segments or wholesale portfolios at BAC, CMA, FITB, KEY, PNC, USB, WFC 2 Based on end of period loans 3 Through-the-cycle, 2007-2013 average  Discipline over growth  Joint ownership between banking and risk teams  Experienced credit and risk teams in market  Deep local knowledge Strong credit culture  Granular, high quality portfolio  Prudent with private equity sponsors  Sound structures  Cyclical risks managed  New originations carefully monitored Risk discipline Net charge-offs Non-performing loans2 0.22% 0.89% 2.87% 2.02% 0.94% 0.52% 0.37% 0.89% 2.07% 4.21% 3.08% 2.02% 1.09% 0.62% 2007 2008 2009 2010 2011 2012 2013 0.07% 0.35% 1.02% 0.94% 0.18% 0.03% 0.03% 0.28% 1.35% 2.23% 2.00% 0.75% 0.33% 0.11% 2007 2008 2009 2010 2011 2012 2013 TTC average3 CB: 0.37% Peers: 1.01% Commercial Banking Peer average1 8

F R A N C H I S E S T R E N G T H Our through-the-cycle performance Resilient, high quality earnings $4.1 $4.8 $5.7 $6.0 $6.4 $6.8 $7.0 $1.1 $1.4 $1.3 $2.1 $2.4 $2.6 $2.6 2007 2008 2009 2010 2011 2012 2013 $6.5 $7.3 $8.0 $8.0 $8.0 $9.5 $13.5 17% 20% 16% 26% 30% 28% 19% 2007 2008 2009 2010 2011 2012 2013 High quality clients Credit & expense discipline Broad product capability Capital efficiency Resilient earnings Strong ROE despite higher capital and continued investment in the business Revenue ($B) Net income ($B) 1 Average allocated common equity for the period Allocated capital ($B)1 ROE (%) 9

Agenda Page C O M M E R C I A L B A N K I N G 10 2013 performance 10 Franchise strength 2 Outlook 18

2 0 1 3 P E R F O R M A N C E 2013 results Strong underlying business performance Delivered strong performance Disciplined loan growth  Higher deposits, particularly DDA1  Strong credit performance Expense discipline Adapted to regulatory changes  Higher capital due to Basel III  Higher compliance and control expenses ($B, except where noted) 2012 2013 YoY (%) Total loan balance (EOP) 128 137 7% Net charge-offs (%) 0.03% 0.03% Non-performing loans (%) 0.52% 0.37% Total deposits (avg.) 196 198 1% Overhead ratio (%) 35% 37% Return on equity (%) 28% 19% Investment Banking revenue2 1.6 1.7 5% Card Services revenue2 ($mm) 381 438 15% International revenue3 ($mm) 238 261 10% Allocated capital 9.5 13.5 42% Dedicated regulatory FTEs4 64 215 236% Deepened client relationships  Footprint expansion  Record IB revenues  Strong growth across key products Record 1 Demand Deposit Accounts 2 Investment Banking and Card Services revenue represent gross revenue generated by CB clients. Investment Banking includes Banking and Markets revenue. Card Services includes Commercial Card and Paymentech revenue 3 Denotes overseas revenue from U.S. multinational clients 4 Full-time equivalents 11

C&I loan growth

Maintaining discipline even when the industry is easing

CB C&I loans ($B, EOP)



CB CAGR: 13%
Industry CAGR[1]: 10%
$51
$63
$74
$74
2010
2011
2012
2013

Diversified portfolio (2013 C&I loans, EOP)



Healthcare 14%
Government 10%
Energy[2] 10%
Consumer products 8%
Retail 8%
Machinery 7%
Business Services 5%
Utilities 4%
Building & Materials 3%
Other[2] 31%

2013 industry observations

- Demand slowed versus initial years of economic recovery in 2010-2012
  - Less pure interest rate driven demand
  - Clients remained cautious and held onto cash
  - Record leveraged finance activity from institutions, replacing bank loans for larger corporate clients
- Fierce competition from traditional competitors and new non-bank lenders
- Easing of credit standards[3] and very aggressive pricing

CB performance summary

- Outperformed industry in both growth and credit quality since onset of recovery
- Growth lagged industry in 2013
  - Passed on deals that didn't meet our credit standards or economic hurdle rates
  - Competitors refinanced lower quality loans from portfolio
  - Maintained focus on core industries with selective exposure to private equity transactions
- Revolver utilization of 30% remains low

Proven track record and well-positioned for an economic expansion

Note: CB's C&I grouping is internally defined to include certain client segments (MM, which includes Government, Nonprofit & Healthcare Clients, and CCB) and will not align with regulatory definitions

[1] Industry data sourced from FRB H.8 Assets and Liabilities of Commercial Banks in the United States (not seasonally adjusted)

[2] "Energy" includes Oil & Gas and Metals & Mining. "Other" includes nine additional industry groups

[3] Based on FRB Senior Loan Officer Opinion Survey on Bank Lending Practices – released 2/3/2014

2013 PERFORMANCE
12
JPMORGAN CHASE & CO.

2 0 1 3 P E R F O R M A N C E $46 $47 $52 $60 2010 2011 2012 2013 CTL REB CRE loan growth Capturing market opportunity Note: CB’s Commercial Real Estate (CRE) grouping is internally defined to include certain client segments (REB, CTL and CDB) and will not align with regulatory definitions 1 Excludes CDB 2 Source: Trepp, LLC and FRB Flow of Funds Data, Balance Sheets, and Integrated Macroeconomic Accounts, as of 3Q13 Loan balances ($B, EOP)1 Credit originations ($B)1 $3 $14 $21 $22 2010 2011 2012 2013 CTL loans REB commitments Sector fundamentals remain strong Scale advantage Rigorous underwriting standards Market conditions closely monitored Client and asset selection  Strong multifamily fundamentals  Modest commercial construction aiding stability  33% of $3.1T CRE debt maturing between 2014-20162  Sound credit structures 13

2 0 1 3 P E R F O R M A N C E Deposit growth Stable and diversified deposit base Note: Deposits represent client deposits and other third party liabilities. DDA = Demand Deposit Account 1 Non-operating deposits include deposits in excess of what a client requires to fund their transactional/operating needs 2 Includes REB, CDB and CTL  17,000+ depository clients  Complete set of cash management products to attract valuable operating deposits  54% of deposit base comprised of DDA, with strong growth over 2012  Stable spreads in 2013  $2.4B revenue generated from deposits and product fees  Regulatory changes will impact the value of certain types of deposits, but we are actively managing through pricing  Expect non-operating deposits to decline as economy improves1 Well-positioned for a rising rate environment Deposit mix by type ($B) Average deposits ($B) Our deposits will be very valuable as interest rates rise $54 $106 $47 $53 $37 $39 $139 $198 2010 2013 DDA Savings Sweeps/Others ’10-’13 CAGR 2% 4% 25% $139 $175 $196 35% 9% $198 2010 2011 2012 2013 MM CCB CRE and other2 56% Managing deposits closely Excellent deposit gathering franchise 14

2 0 1 3 P E R F O R M A N C E Expanding our client base Growth in high potential markets $134 $224 $287 2011 2012 2013 Long-term target Total expansion revenue ($mm) 1,102 1,357 1,467 2011 2012 2013 Total expansion clients  Expanded into 5 of the top 15 MSAs  Huge growth opportunity – ~16,500 prospects in expansion markets  Delivered differentiated model into new markets (well-received by clients)  Positive return contribution as we reach scale $1,000 Right people Patience Discipline LOB partnerships Note: Reflects MM expansion. Defined as heritage Washington Mutual locations plus locations out-of-footprint of retail branch presence 15

2 0 1 3 P E R F O R M A N C E Middle Market expansion success story Florida $85 $530 $1,114 $1,339 2010 2011 2012 2013 Loans ($mm, average) $74 $583 $832 $1,229 2010 2011 2012 2013 Deposits ($mm, average) Revenues ($mm) $3 $22 $36 $44 2010 2011 2012 2013 2009: Entered market Clients: 7 Headcount: 20 2011 Clients: 114 Headcount: 56 2013 Clients: 250 Headcount: 77 16

2 0 1 3 P E R F O R M A N C E Deepening client relationships Strong cross-sell through our differentiated capabilities Investment Banking Card Services International Revenue ($B)1 Revenue ($mm)1 Revenue ($mm)2 $1.4 $1.6 $1.7 2011 2012 2013 $192 $238 $261 2011 2012 2013 1 Investment Banking and Card Services revenue represent gross revenue generated by CB clients. Investment Banking includes Banking and Markets revenue. Card Services includes Commercial Card and Paymentech revenue 2 Denotes overseas revenue from U.S. multinational clients $343 $381 $438 2011 2012 2013  Unique capabilities delivered locally  High margin products that enhance returns Competitive advantage  Record revenue in 2013  Dedicated teams  Substantial room to grow 17

Agenda Page C O M M E R C I A L B A N K I N G 18 Outlook 18 Franchise strength 2 2013 performance 10

O U T L O O K Market outlook Well-positioned to absorb near-term challenges and benefit from market opportunities  Regulatory changes  Low deposit spreads  Intense competition  Slow economic recovery Near-term, we face some challenges…  Strong credit portfolio  Regulatory and compliance infrastructure  Investing for the future  Power of JPMorgan Chase platform …but are best positioned against these challenges...  Rising deposit spreads  Increased business borrowing  Greater M&A and capital markets activity  Increase in international activity …and will benefit as the U.S. economy recovers 19

Business targets

Strong through-the-cycle returns

		2013 result	Long-term target	
Key revenue growth initiatives	Middle Market expansion	$287mm	$1.0B	Making strong progress towards our long-term revenue targets
	Investment Banking[1]	$1.7B	$2.0B+	
	International[2]	$261mm	$500mm	
			TTC target	
Overhead & credit costs	Overhead ratio	37%	35%	Maintaining expense and risk discipline while investing in the business
	Net charge-offs	0.03%	0.50%	
Returns	Return on equity	19%	18% +/-	Strong TTC ROE despite higher capital

Note: TTC = through-the-cycle

[1] Investment Banking revenue represents gross revenue generated by CB clients. Includes Banking and Markets revenue

[2] Denotes overseas revenue from U.S. multinational clients

OUTLOOK

20

JPMORGAN CHASE & CO.

O U T L O O K 2014 priorities Continue to deliver for our clients Deliver for our clients Ensure a fortress compliance and control environment Fully adapt to regulatory capital, liquidity and leverage requirements Maintain risk discipline – monitor market conditions Execute our growth strategy Invest in our people and platform 21

February 25, 2014 A S S E T M A N A G E M E N T Mary Erdoes, Chief Executive Officer Asset Management

A consistently growing, sustainable, world-class global client franchise

Strong investment culture

- 80% of 10-year mutual fund AUM in top 2 quartiles
- Retention of top talent and senior portfolio managers both over 95%
- A rigorous, client-focused, fiduciary culture for nearly 200 years

Growth engine within JPMC

- Consistency: predictable, high growth business – revenues, earnings, ROE
- Breadth: diversified earnings from multiple products, channels, and regions
- Depth: solid global client-centric franchises, each with significant room to grow

World's best clients

- J.P. Morgan Private Bank unmatched in serving the world's wealthiest
- Serving institutional and individual clients in over 130 countries
- 60% of the world's largest pensions, sovereigns, and central banks

Difficult to replicate

- Celebrating 100-year relationships in the Private Bank
- Integrated model of Private Banking/Investment Management strengthens our franchise
- Invaluable benefit of being part of JPMorgan Chase

ASSET MANAGEMENT

1

JPMORGAN CHASE & CO.

A S S E T M A N A G E M E N T Global Investment Management Consecutive quarters of positive LT flows:  Global Funds/Global Institutional  Public markets continuum 19 Consecutive quarters of positive LT flows:  Multi-asset, thematic portfolios  Alternatives and absolute return AM Solutions & Alternatives 18 Global Wealth Management Consecutive years of positive flows:  Global Private Bank  J.P. Morgan Securities 11 2012 2013 Client assets $2.1T $2.3T Growth target 7-10% 12% 2012 2013 Pretax income $2.8B $3.2B Growth target 10-15% 18% 2012 2013 Revenue $9.9B $11.3B Growth target 7-12% 14% An integrated model with unique advantages Global Investment Manageme nt Global Wealth Management Global Investment Management Global Wealth Management Asset Management Solutions & Alternatives       22% Institutional 66% North America 34% International 78% Individual 2

A S S E T M A N A G E M E N T 2013 performance highlights – Another record year Record 2006 2013 7-yr CAGR  4/5 star mutual funds (#) 136 241 9%  Assets under management ($T) $1.0 $1.6 7%  Client assets ($T) $1.3 $2.3 8%  Long-term AUM flows ($B) $45 $90 2x  Deposits ($B) $52 $146 16%  Loans (ex-mortgages) ($B) $25 $77 18%  Mortgages ($B) $5 $23 24%  Revenue ($B) $6.8 $11.3 8%  Net income ($B) $1.4 $2.0 5%  Pretax margin 33% 29%  ROE 40% 23%  PB client advisors (#) 1,506 2,512 8%  PB revenue / Client advisor ($mm) $2.0 $2.3 2%  Institutional salespeople (#) 97 108 2%  Institutional revenue / Direct salesperson ($mm) $9.4 $13.0 5% Performance highlights Record growth and results Top investment performance GWM GIM Investing in the future 3

A S S E T M A N A G E M E N T Consistently growing revenues, net income, and long-term flows 6.8 8.6 7.6 8.0 9.0 9.5 9.9 11.3 0 2 4 6 8 10 12 Revenue ($B) 2005 2006 2007 2008 2009 2010 2011 2012 2013 Q1 Q2 Q3 Q4 5 6 0 13 13 19 7 6 12 18 0 7 10 25 20 19 12 11 24 26 16 1 8 16 13 19 10 30 25 19 16 (21) (4) (9) (25) (4) 19 quarters of consecutive positive flows ($320B) 1.41 1.97 1.36 1.43 1.71 1.59 1.70 2.03 0.0 0.5 1.0 1.5 2.0 2.5 Net income ($B) Long-term AUM net flows ($B) Record 2006 2007 2008 2009 2010 2011 2012 2013 2006 2007 2008 2009 2010 2011 2012 2013 4

A S S E T M A N A G E M E N T Continuous investments to fuel future growth while strengthening controls Revenue ($B) 03/23/09 8.0 9.9 11.3 14.5 9.4 10.5 12.3 2009 2010 2011 20122012 2013 In 3+ yrs Pretax margin 29% 29% 30-35% 28% New investments P&L ($B) 03/23/09 0.5 0.8 2.2 0.5 0.6 1.0 0.0 2009 2010 2011 2012 Revenue Expense 2 3 In 3+ yrs Incremental revenue from new investments Pretax income New investments margin impact Base revenue NA (1.4%) (0.6%) 3-4% Controls spend ($mm) 03/23/09 2007 2010 2013 20162 In 3+ yrs Incremental controls margin impact NA (0.2%) (1%) (1-2%) Incremental controls spend Base controls spend 11 9 5

A S S E T M A N A G E M E N T Our industry leading flows demonstrate the continued success of our model (10) (2) 3 7 14 15 18 24 29 30 35 49 55 89 95 DB UBS FII GS TROW IVZ BX BAC BEN MS CS BLK BK Allianz JPM 3 4 5 3 3 3 2 5 7 3 3 AB 3 (43) 5-year average annual LT client asset flows ($B) 3 1 (0)% 1% 3% 4% 5% 5% 5% 6% 6% 8% 8% 9% 9% 15% DB UBS GS CS BAC IVZ TROW BLK FII BEN Allianz MS BK JPM BX (12)% (1)% 5-year LT client asset flows annualized growth rate 3 3 2 3 3 5 6 3 7 3 Source: Company filings, J.P. Morgan estimates Note: 2009-2013 represents 5 years of flows. Allianz, CS, DB, and UBS non-USD flows converted at average annual exchange rates. BX flows based on fee-earning assets 1 Long-term AUM, administration, brokerage, custody, and deposit flows 2 Total AUM flows; for Allianz (includes PIMCO) reflects last 20 available quarters, going back from 3Q13 3 Long-term AUM flows 4 Total AUM and brokerage flows 5 Long-term AUM and brokerage flows 6 Long-term AUM, brokerage, and deposit flows 7 Total AUM, brokerage, and deposit flows 4 JP 6 2 1 2 3 5 AB 3 6

Consistency of flows comes from having multiple products, channels, and regions

< $(0.5)B | $(0.5)B – $0.5B | > $0.5B

Cumulative positive LT flows by channel, region, and product (2009-2013, $B)

Channel	Region	Fixed Income ~150	Equity ~60	Multi-Asset ~95	Alternatives ~10	Client Asset ~160
GWM ~240	U.S.	> $0.5B	> $0.5B	> $0.5B	> $0.5B	> $0.5B
	EMEA	> $0.5B	> $0.5B	> $0.5B	$(0.5)B – $0.5B	> $0.5B
	Asia	> $0.5B	> $0.5B	> $0.5B	> $0.5B	> $0.5B
	LatAm	> $0.5B	> $0.5B	> $0.5B	$(0.5)B – $0.5B	> $0.5B
Retail ~185	U.S.	> $0.5B	> $0.5B	> $0.5B	< $(0.5)B	
	EMEA	> $0.5B	> $0.5B	> $0.5B	< $(0.5)B	
	Asia	> $0.5B	> $0.5B	> $0.5B	> $0.5B	
	LatAm	> $0.5B	$(0.5)B – $0.5B	$(0.5)B – $0.5B	$(0.5)B – $0.5B	
Institutional ~50	U.S.	> $0.5B	> $0.5B	> $0.5B	> $0.5B	
	EMEA [< $(0.5)B]	> $0.5B	< $(0.5)B	< $(0.5)B	< $(0.5)B	
	Asia	> $0.5B	> $0.5B	$(0.5)B – $0.5B	> $0.5B	
	LatAm	> $0.5B	$(0.5)B – $0.5B	$(0.5)B – $0.5B	< $(0.5)B	

$475B of cumulative positive LT flows since beginning of 2009

ASSET MANAGEMENT
7
JPMorgan Chase & Co.

A S S E T M A N A G E M E N T ¹ Equity, Fixed Income, and Solutions represent % of mutual fund AUM in top 2 quartiles vs. Lipper, Morningstar, and Nomura peers; Alternatives/Absolute Return represent % of AUM exceeding benchmark Alternatives/ Absolute Return % of 2013 AUM over peers/benchmark¹ (net of fees) 3-year 5-year Equity 95% for US (3 yr) Fixed Income 88% for HY (5 yr) 99% for EMD (5 yr) 100% for PE (3/5 yr) 100% for HFoF (3/5 yr)      Flows come from proven active management across asset classes 10-year Solutions 98% for TDF (5 yr)  60% 62% 80% 77% 80% 81% 80% 75% 73% 79% 90% 97% 8

Diversified Fixed Income platform leads to consistent flows

Consistent flows[1]

2010	2011	2012	2013	*Top 10 in past 4 yrs*
1. PIMCO	1. BEN	1. PIMCO	1. BlackRock	
2. BEN	2. PIMCO	**2. JPM**	2. Goldman	
3. Nomura	3. DoubleLine	3. Fidelity	**3. JPM**	✓
4. JPM	**4. JPM**	4. DoubleLine	4. DFA	
5. Fidelity	5. Fidelity	5. AB	5. Deutsche	
6. Pictet	6. Daiwa	6. Vanguard	6. Eaton Vance	
7. MUFJ	7. M&G	7. BEN	7. ING	
8. Lord Abbett	8. TCW	8. BlackRock	8. M&G	
9. Eaton Vance	9. UBS	9. Lord Abbett	9. Lord Abbett	
10. AB	10. DFA	10. AXA	10. UniCredit	

AUM rank[1]

2010	2011	2012	2013
1. PIMCO	1. PIMCO	1. PIMCO	1. PIMCO
2. Vanguard	2. Vanguard	2. Vanguard	2. BEN
3. BEN	3. BEN	3. BEN	3. Vanguard
4. Fidelity	4. Fidelity	4. Fidelity	4. Fidelity
5. American	**5. JPM**	**5. JPM**	**5. JPM**
6. JPM	6. American	6. American	6. BlackRock
7. UniCredit	7. TROW	7. AB	7. American
8. Intesa	8. UBS	8. TROW	8. TROW
9. UBS	9. AB	9. BlackRock	9. AB
10. TROW	10. Intesa	10. UBS	10. UniCredit

Strong Columbus platform (3-yrs vs. BARC Agg[2])



+1.4%
+1.8%
+2.1%
+1.1%
+0.8%
6.0%
7.4%
5.9%
7.7%
6.8%
8.9%
6.2%
7.3%
3.3%
4.0%
JPM
2009
2010
2011
2012
2013

NY/London platform turnaround (3-yrs vs. BARC Agg[2])



-5.6%
-2.7%
+5.2%
+2.9%
+1.7%
6.0%
0.5%
JPM
5.9%
3.2%
6.8%
12.0%
6.2%
9.1%
3.3%
4.9%
2009
2010
2011
2012
2013

Source: Strategic Insight
[1] Global (US, APAC, EMEA) long-term active fixed income mutual funds rankings
[2] Columbus and NY/London respective Core Bond Composites vs. Barclays Aggregate Total US benchmark; all figures gross of fees; numbers may not tie due to rounding

ASSET MANAGEMENT
9
JPMorgan Chase & Co.

A S S E T M A N A G E M E N T 2006 Firm AUM ($B) 2013 Firm AUM ($B) 1 Fidelity $271 1 Fidelity $440 2 J.P. Morgan 246 2 J.P. Morgan 381 3 BlackRock 183 3 BlackRock 312 4 Federated 155 4 Federated 240 5 Vanguard 147 5 Goldman Sachs 208 6 BofA Global Capital 138 6 Dreyfus/BK 200 7 Schwab 136 7 Vanguard 176 8 Goldman Sachs 120 8 Schwab 168 9 Legg Mason 108 9 Legg Mason 131 10 Dreyfus/BK 106 10 Wells Fargo 124 Market leading Liquidity business prepared for evolving regulatory landscape Global Inst. Money Market asset growth (USD and EUR) Consistent global MMF Rankings Strong institutional client base (% of 2013 AUM) Source: iMoneyNet ¹ Includes separate accounts and commingled funds +60% +51% 0% 50% 100% 150% 200% 12/06 12/07 12/08 12/09 12/10 12/11 12/12 12/13 A s s e t G ro w th JPM Industry ex. JPM Impact of rising rates Institutional: 80% Retail: 20% Total AUM: $468B¹ 0% 25% 50% 75% 100% 0 25 50 75 Increase in interest rates (bps) % o f c u rr e n t fe e w a iv e rs 95% of fee waivers eliminated if rates rise by 50bps 10

A S S E T M A N A G E M E N T Equities are a strong growth driver across multiple alpha engines  Diversity of investment processes to build multiple sources of alpha  Global presence: more than 450 investment professionals in 11 countries across the globe  Significant experience and stability, with average investment professional tenure of 16 years (11 with JPM)  89% of AUM above benchmark over a 5-yr period  Taking market share from our peers: $26B in Net Flows in 2013 Leading flows¹ Source: Strategic Insight, Morningstar ¹ Global (US, EMEA, APAC) long-term active equity mutual fund rankings ² Fund and index performance as of 12/31/13; Fund performance is net of fees; Growth Advantage reflects US Select shares; Europe Dynamic represents A shares in EUR; Japan Fund represents Hong Kong Unit Trust denominated in Yen; Numbers may not tie due to rounding 2010 2011 2012 2013 1. PIMCO 1. DFA 1. MFS 1. JPM 2. Aberdeen 2. MainStay 2. DFA 2. MFS 3. DFA 3. First Eagle 3. JPM 3. DFA 4. BlackRock 4. PIMCO 4. PIMCO 4. Oppen. 5. Thornburg 5. TROW 5. TROW 5. PIMCO 6. TROW 6. Pacific Heights 6. Aberdeen 6. Harris 7. Lazard 7. BlackRock 7. Harbor 7. MainStay 8. BEN 8. Nomura 8. Vontobel 8. BEN 9. M&G 9. Thornburg 9. KBC 9. Nomura 10. MFS 10. MFS 10. First Eagle 10. Vanguard 16. JPM 15. JPM Strong performance across our funds² 34.2% 16.5% 20.6% 44.7% 18.3% 22.4% 1 year 3 year 5 year 54.2% 15.5% 10.8% 85.1% 22.6% 13.8% 1 year 3 year 5 year 19.8% 8.9% 13.6% 32.7% 13.0% 16.5% 1 year 3 year 5 year +10.5% +1.8% +1.9% +12.9% +4.1% +3.0% +30.9% +7.0% Rising AUM rank¹ 2010 2011 2012 2013 1. American 1. American 1. American 1. American 2. Fidelity 2. Fidelity 2. Fidelity 2. Fidelity 3. Vanguard 3. Vanguard 3. Vanguard 3. Vanguard 4. BEN 4. BEN 4. BEN 4. TROW 5. TROW 5. TROW 5. TROW 5. BEN 6. BlackRock 6. BlackRock 6. BlackRock 6. JPM 7. Invesco 7. Invesco 7. Invesco 7. BlackRock 8. JPM 8. JPM 8. JPM 8. Invesco 9. DFA 9. DFA 9. DFA 9. DFA 10. Columbia 10. Columbia 10. Columbia 10. MFS Top 10 in past 4 yrs    Growth Advantage (Russell 3000 Growth) Europe Dynamic (MSCI Europe) Japan (TSE 1st Section Net Index) #1 Competitor AUM 47x 10x 8x +3.0% #1 Competitor AUM #1 Competitor AUM JPM JPM JPM 11

A S S E T M A N A G E M E N T 2008 2012 2013 Other Target Date Thematic / Flexible Target Risk Solutions is a new growth area demonstrating strong performance Source: BCG, Morningstar, Strategic Insight 1 Includes ~$6B of client assets for which JPM provides only asset allocation advice 2 Includes total return, liability-aware, and single-asset 3 Fund and index performance as of 12/31/13; Fund performance is net of fees; Diversified and SmartRetirement are US Select shares; Systematic Alpha represents A shares in EUR; S&P TD 2035 represents Gross Return Index; Numbers may not tie due to rounding 4 Since inception of July 1, 2009 Strong performance across our funds3 0.1% 0.6% 0.6% 7.8% 4.0% 3.2% 1 year 3 year 5 year +7.7% +3.4% +2.6% 14.5% 8.4% 11.1% 17.8% 10.3% 14.2% 1 year 3 year 5 year 21.1% 11.0% 14.6% 22.0% 11.1% 16.4% 1 year 3 year 5 year +3.3% +1.9% +3.1% +0.8% +0.1% +1.9% High growth area with accelerating momentum in 2013 $133B $203B JPM Solutions AUM¹ 2 Systematic Alpha (BBA Libor 1 Month) Diversified (60% MSCI World/40% Agg.) SmartRetirement 2035 (S&P TD 2035) $37B 76x 11x 6x #1 Competitor AUM #1 Competitor AUM #1 Competitor AUM JPM JPM JPM 4 12

Our leading Alternatives capabilities provide diverse exposures to clients

Leading Alternatives/Absolute Return providers

Alternative client assets[1] mix 4Q13 ($B)



266
207
189
161
150
142
120
111
100
94
Currency/Commodities
Real Estate/Real Assets
Hedge Fund of Funds
Hedge Funds (incl. credit)
Private Equity
Blackstone
JPM
Carlyle[2]
Apollo
Bridgewater
GSAM[3]
CS
Blackrock
DB AWM[4]
KKR

Strong performance across our funds[5]

U.S. Core Real Estate (NFI-ODCE Value)



+1.9%
12.9%
14.8%
+1.0%
12.5%
13.5%
+1.0%
2.7%
3.8%
JPM
1 year
3 year
5 year

Multi-Strategy FoF (HFRI FoF Conservative)



+3.2%
7.7%
10.9%
+3.0%
2.7%
5.7%
+3.7%
4.5%
8.2%
JPM
1 year
3 year
5 year

Private Equity (Cambridge Global PE & VC)



+1.6%
13.8%
15.4%
+2.3%
9.3%
11.6%
+0.3%
13.2%
13.5%
JPM
3 year
5 year
10 year

Source: Company filings, J.P. Morgan estimates

[1] Client assets include non fee-earning client assets (e.g., firm capital invested in its own funds, uncalled capital commitments for funds charging fees on invested capital, and asset appreciation based on changes in the fair value of underlying investments) where available

[2] Carlyle Hedge FoF include PE FoF and Real Estate FoF

[3] GSAM mix based on FT Towers Watson Global Alternatives Survey 2013 (July 2013)

[4] Deutsche Bank AWM figures based on J.P. Morgan estimates

[5] US Core Real Estate and Multi-Strategy and benchmark returns are net, as of 12/31/13; Private Equity is net of underlying fees and expenses, gross of Advisor fees, and is as of 09/30/13; Numbers may not tie due to rounding

13

JPMorgan Chase & Co.

ASSET MANAGEMENT

A S S E T M A N A G E M E N T Global Funds focus Source: Strategic Insight Expand footprint: 9% CAGR Salespeople (2009-2013) + + Active LT MF net flows by region in 2013 ($B) Intense focus: 85% of global net flows from Focus funds Strong performance: 80% of 10-year MF AUM in top 2 quartiles 9 10 11 13 14 15 16 17 22 23 T Rowe John Hancock BlackRock Harris Goldman MainStay Oppenheimer MFS JPM AM DFA U.S. ($132) 12 13 14 16 21 21 22 26 32 59 M&G Harris MainStay Oppenheimer Franklin MFS Goldman DFA BlackRock JPM Global ($519) Non-U.S. flows 8 8 8 8 10 12 12 14 17 30 ING Nordea Union Allianz/Pimco Schroders M&G Standard Life Franklin BlackRock JPM EMEA ($353) 62% 67% 9% 36% 20% 67% 0% 0% 0% 100% JP JP 2 2 2 4 4 5 6 7 7 8 Pictet Okasan Nikko Amundi BlackRock Sumitomo Daiwa JPM Shinko Fidelity APAC ($34) J JP 14

A S S E T M A N A G E M E N T 42 66 95 108 2009 2013 Joined after 2009 Global Institutional focus Upgrading talent yields higher productivity… …facilitating increase in clients… Source: McKinsey, Reuters/Patpatia, Sovereign Wealth Institute Note: Numbers may not tie due to rounding 1 McKinsey Global Asset Management Market Sizing Database (3rd party AUM) 2 JPM Institutional growth vs. comparable categories …resulting in above industry growth 7% 4% 9% 10% 6% 7% 12% 6% 8% 22% 28% 32% Overall Defined Benefit SWF Defined Contribution Insurance US E&F JPM Industry 2009 – 2012 CAGR ² 2012 industry size1 # of direct salespeople Revenue/direct salesperson ($mm): 10.0 13.0 $1.2T $2.8T $8.3T $1.4T $11.0T $24.6T Defined Contribution Defined Benefit 1,872 2,597 2009 2013 +39% +30% 15

GWM is a superior franchise

Leading financial results

Since 2006…

- **Doubled** client assets (2X industry average growth rate)
- **Doubled** revenue (highest organic growth of key peers)
- **Doubled** pretax income (highest organic growth of key peers)

Successful expansion

Since 2006…

- Grew front office by ~**70%** organically (~**150%** internationally)
- Increased PB front office efficiency by ~**20%** (highest efficiency among key peers)
- Generated industry leading margins globally (**29%** for 2013)

Compelling market position

- UHNW market leader, expanding franchise to broader HNW market
- Poised to capture industry growth (in 10 years, millionaires in US → **2X**, in APAC → **3X**)
- Received **>100** awards with #1 ranking in 2013

Invaluable benefit from JPMC franchise

- ~**500** referrals from CIB to PB globally
- **260+** new US PB relationships originated from CB referrals
- Partnering with AMS to manage CWM's $16B of NNI Flows, up **5X** from 2010

ASSET MANAGEMENT

16

JPMorgan Chase & Co.

A S S E T M A N A G E M E N T GWM demonstrating consistent and diversified growth Diversified GWM revenue growth… ($B) …with total client positions gaining share in all regions ($T) 2013 6.0 2012 5.4 2011 5.1 2010 4.9 2009 4.3 2008 4.2 20071 3.9 20061 3.2 1 Pro forma including JPMS (acquired in 2008) 2 Includes other revenues averaging 1% of annual revenue 3 $1mm+ wealth, CapGemini World Wealth Report. Market data only available for 2006-2012, excludes credit CAGR 16% Credit 11% Deposits 4% Custody 8% Brokerage2 8% AUM JPM 0.7 2008 0.6 20071 0.7 20061 0.6 2013 1.1 2012 1.0 2011 0.9 2010 0.8 2009 18% LatAm 17% APAC 8% EMEA 8% North America Industry3 7% 6% 2% 2% 2006-2012 CAGR 10% Total 4% 17

A S S E T M A N A G E M E N T (0.09) (0.03) 0.03 0.33 0.20 0.18 0.10 0.06 0.00 0.00 0.00 0.07 0.14 0.17 0.08 0.03 2006 2007 2008 2009 2010 2011 2012 2013 Loans (ex-mortgages) Mortgages Driving future growth through new and existing relationships while prudently expanding our credit book 1 UHNW/HNW clients 2 Includes $3.7B of CIO portfolio prime mortgage loans Low net charge-offs (%) 95% with secured collateral Growing client base Growing credit balances ($B) Deepening existing client relationships Multi-product clients Single product clients 4.3x 2013 23 77 2012 7 36 2007 7 34 2006 5 25 18 69 2011 15 56 2010 11 44 2009 8 38 2008 Mortgage balance2 Loan balance (ex-mortgages) 49% of clients 51% of clients 23% 77% 2013 3,315 2006 2,221 39% 61% US Int’l Net new clients¹ Average revenue per client¹ 18

ASSET MANAGEMENT

Combined Asset and Wealth Management produces strong results


2013 Revenue ($B)
BAC 17.8
UBS 17.3
MS 17.2
JPM[1] 11.3 13.4
WFC[2] 13.2
Allianz[3] 11.6
CS[4] 11.3
BLK 10.2
BEN 8.2
DB 6.3
GS 5.5
BK 4.0
TROW 3.5
NTRS[3] 1.8


2013 Pretax income ($B)
BAC 4.7
Allianz[3] 4.3
BLK 4.0
UBS 4.0
JPM[1] 3.2 3.9
MS 3.6
BEN 3.2
CS[4] 2.9
WFC[2] 2.8
TROW 1.7
DB 1.0
BK 1.0
GS[3] 1.0
NTRS[3] 0.6


2013 LT client asset flows ex. MMFs ($B)
Active:
Passive:
BLK[5] 38 79 117
BK[6] 95
JPM[1 7] 84 92
Allianz[3 8] 83
MS[6] 53
UBS[9] 53
BAC[5] 48
GS[6] 41
CS[4 10] 32
BEN[5] 23
TROW[8] (12)
DB[11] (16)
WFC Not disclosed
NTRS Not disclosed

Source: Company filings, J.P. Morgan estimates
Note: Allianz, CS, DB, and UBS figures converted at average exchange rate
[1] Includes GIM and GWM with CWM reflecting dashed extension. Client asset flows dashed extension reflects CWM net new investments
[2] Excludes Asset Management Group (AMG) which is reported in Wholesale Banking unit. AMG consists of $487B of AUM
[3] Reflects LTM through 3Q13 as 2013 disclosure not yet available; Allianz (includes PIMCO) revenue is presented gross of fees and commission expenses to ensure comparability with peers
[4] Excludes revenue, pretax income, and client asset flows attributable to Corporate and Institutional Client unit
[5] Long-term AUM flows
[6] Long-term AUM and brokerage flows
[7] Long-term AUM, administration, brokerage, custody, and deposit flows
[8] Total AUM flows
[9] Long-term AUM, brokerage, and deposit flows
[10] Total AUM and brokerage flows
[11] Total AUM, brokerage, and deposit flows

19

JPMORGAN CHASE & CO.

A S S E T M A N A G E M E N T Continued delivery of strong growth and high returns  Strong investment performance across broad range of products  Continuously investing, especially in international and retail  Unique franchise, difficult to replicate, increasing barriers to entry  Predictable delivery of financial targets 3+ years Key takeaways Client assets 12% +7-10% p.a. Long-term targets 2013 momentum Revenue 14% +7-12% p.a. Pretax income 18% +10-15% p.a. Pretax margin 29% 30-35% ROE 23% 25%+ Client assets $2T $3T Revenue $11B $15B Pretax income $3B $5B LT AUM 18% +7-12% p.a. 8% 2006-2013 CAGR 8% 5% 30% (avg) 29% (avg) 7% 20

February 25, 2014 C O R P O R A T E & I N V E S T M E N T B A N K Mike Cavanagh, Co-Chief Executive Officer Corporate & Investment Bank Daniel Pinto, Co-Chief Executive Officer Corporate & Investment Bank

Introduction

Market-leading performance	■ Market-leading positions across key business segments ■ #1 in Global IB Fees[1]; 8.6% share, up from 7.5% in FY2012 ■ Markets revenue share of 10 leading competitors[2] 16.0% for FY2013, up 140 bps from FY2012; #1 in Fixed Income Markets[2]
Client-driven franchise	■ Strong synergies with the rest of JPM ■ Completeness of capabilities and integrated coverage enables deeper client relationships ■ Global reach with strong U.S. base to capture long-term international growth
Management priorities	■ Optimize businesses while continuing to invest in core growth opportunities ■ Continue to adapt to evolving regulations and market structure changes ■ Maintain expense discipline while absorbing increased regulatory and controls costs
Through-the-cycle capital & ROE	■ Continued optimization of RWA and capital ■ Fortress balance sheet optimized for leverage ratio, liquidity stress, and rising rates ■ Best-in-class ROE through-the-cycle

[1] Dealogic FY2013 wallet rankings
[2] Represents FY2013 rank and share of JPM Total Markets and Fixed Income Markets revenue of 10 leading competitors

1

CORPORATE & INVESTMENT BANK

JPMORGAN CHASE & CO.

Agenda Page C O R P O R A T E & I N V E S T M E N T B A N K 2 Market-leading performance 2 Client-driven franchise 7 Management priorities 14 Through-the-cycle capital & ROE 24

M A R K E T - L E A D I N G P E R F O R M A N C E Stable earnings and best-in-class return on equity 2010 2011 2012 2013 Net revenues1 ($B) 2010 2011 2012 2013 16% 15% 19% 17% 2010 2011 2012 2013 Net income1 ($B) ROE1 (%) 1 Net revenues, net income, ROE, and overhead ratio excluding FVA (effective 4Q13) and DVA, are non-GAAP financial measures. Throughout this presentation, CIB provides several non-GAAP financial measures which exclude the impact of FVA (effective 4Q13) and DVA on: revenues, net income, overhead ratio, comp/revenue ratio, non-comp/revenue ratio and return on equity. These measures are used by management to assess the underlying performance of the business and for comparability with peers. For additional information on non- GAAP measures, please refer to the Notes section of the Firmwide presentation. Highlights $33.0 $32.5 $35.3 $36.1 $7.4 $7.1 $9.0 $9.7 Continued growth  FY2013 net income of over $9.7B, up $2.3B (+32%) from FY20101 Sound expense discipline  Overhead Ratio of 60%1, among the lowest of peers Strong client partnerships  Raised $1.5T of capital for our clients during FY2013 Financial strength enables investment in future $46.5 $56.5 Capital ($B) $47.0 $47.5 3

M A R K E T - L E A D I N G P E R F O R M A N C E $68.3 $69.9 $68.8 $76.5 2010 2011 2012 2013 1 Industry revenue pool; wallet rank and share per Dealogic; JPM reported revenue shown 2 Revenues of 10 leading competitors, excluding FVA (effective 4Q13 for JPM) and DVA, are a non-GAAP financial measure; includes JPM , GS, MS, C, BAC, CS, BARC, UBS, DB, HSBC; certain competitor revenues adjusted for one-time items JPM revenue ($B) 6.2 5.9 5.8 6.3 14.7 14.8 15.4 15.5 4.6 4.5 4.4 4.8 JPM share 7.6% 8.1% 7.5% 8.6% 13.5% 17.8% 15.6% 18.6% 10.2% 11.2% 12.0% 10.8% JPM rank 1 1 1 1 1 1 1 1 5 4 4 4 Global IB fees1 Fixed income markets2 Equity markets2 $83.2 $98.6 $83.1 2010 2011 2012 2013 $44.9 $40.0 $36.7 $44.2 2010 2011 2012 2013 Leading market share across business segments, with room to improve in equities Global revenue pools ($B) $109.0 4

M A R K E T - L E A D I N G P E R F O R M A N C E Market-leading positions in most products JPM Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 2006 2009 2013 2013 Total leadership positions 7 11 15 8 5 5 5 4 2 2 1 0 Banking (FY2013) 1 Bond underwriting 1 5 1 Loan syndication 2 2 1 ECM 5 1 2 M&A 3 3 2 USD clearing2 1 1 1 -- -- -- -- -- -- MARKETS (3Q13YTD) 3 G10 rates 2 5 1 G10 credit 5 1 3 G10 foreign exchange 1 2 2 Securitization 10 3 1 Emerging markets 2 2 3 Commodities 5 4 1 Municipal finance 5 2 3 8 8 Cash equities 8 5 6 Derivatives & converts 5 2 2 INVESTOR SERVICES (3Q13YTD) 3 Prime brokerage 9 4 3 Futures & options 9 2 2 3rd Tier 2nd Tier Top 3 Competitive ranking in 16 product areas 1 Dealogic wallet rankings; 2 CHIPS & Fedwire report; 3 2006 based on JPM internal estimates; 2009 and 3Q13YTD based on Coalition for Markets and Investor Services; Coalition Index banks include: BAC, BARC, BNPP, CITI, CS, DB, GS, JPM, MS, UBS; Coalition outside-in estimates of JPM and competitor revenues 5

M A R K E T - L E A D I N G P E R F O R M A N C E Opportunities to improve market share across different regions 3rd Tier 2nd Tier Top 3 JPM select international rankings BANKING (FY2013) 1 Asia EMEA LatAm NA Investment banking fees 5 2 5 1 FIXED INCOME (1H13) 2 Asia EMEA Americas Overall 3 2 1 G10 Rates 2 3 1 G10 FX 4 4 2 G10 Credit 5 2 4 EQUITIES (1H13) 2 Overall 5 4 3 Cash equities 8 7 5 Derivatives & converts 3 4 1 1 Dealogic wallet rankings and market share 2 Coalition; overall Fixed Income include Rates, FX, Credit, Commodities, Emerging Markets, Securitization, Munis; overall Equities includes Cash, Derivatives and Converts; G10 Rates includes Flow Rates, Financing, Exotic Rates; G10 Credit includes Flow Credit, Loan Trading, Exotic Credit; Coalition Index banks include: BAC, BARC, BNPP, CITI, CS, DB, GS, JPM, MS, UBS; Note: Coalition outside-in estimates of JPM and competitor revenues JPM market share FY2013 1 Asia EMEA LatAm NA Investment banking fees 4% 7% 7% 11% 1H132 Asia EMEA Americas Fixed income 14% 18% 18% Equities 10% 11% 14% 6

Agenda Page C O R P O R A T E & I N V E S T M E N T B A N K 7 Client-driven franchise 7 Market-leading performance 2 Management priorities 14 Through-the-cycle capital & ROE 24

C L I E N T - D R I V E N F R A N C H I S E  Distribution through Private Bank for CIB equity offerings  Referrals As part of JPM, CIB taps into a broad firmwide client franchise Consumer & Community Banking  Treasury Services products for small business clients  Risk management for Chase Mortgage  Distribution of Chase Paymentech services Asset Management Commercial Bank  Treasury Services distributed through the CB  Investment Banking for corporate clients of CB  Markets products (mainly FX and Rates) Synergy LOB 8

CIB scale and completeness has facilitated an integrated client coverage model


Advisory, Capital Markets
Lending, Trade Finance
Liquidity, Cash Management
Banking
Custody Fund Services
Client
FICC
Investor Services
Markets
Clearing & Collateral
Research
Prime Brokerage, Financing
Equities

Client example

Leading European Insurance Co.

- Pitched and won increased custody mandate
- Extended optimally sized credit facility to support client requirements

Client example

Multinational Corporates

- Corporate clients with Treasury services relationships can receive FX payments through standard payment channels
- FX desk in Markets prices and executes trades in line with other comparable market flows
- Holistic approach for FX payments, cash management, and execution opportunities

Client example

Large Asset Manager

- Historically a longstanding client of Markets, Banking, and Custody
- Expanded relationship to include Prime Brokerage

CLIENT-DRIVEN FRANCHISE

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C L I E N T - D R I V E N F R A N C H I S E Integrated coverage with portfolio approach drives deep and broad client relationships 1,184 1,987 1,466 785 771 2,178 1,662 811 1 product 2-4 products 5-9 products 10+ products Increased product penetration (number of clients) +191 +196 2010 2013 2010 2013 2010 2013 2010 2013 +26 - 413 = ∆ clients Note: Multi-year product trends for active clients in 2010, which is roughly ~75% of current client base 10

C L I E N T - D R I V E N F R A N C H I S E Long-term macro trends favor global wholesale banks $29 $72 $28 $42 $17 $26 $73 $139 2013 2023 Global GDP ($T) United States Other Developed Markets (DM) Emerging Markets (EM) +$66 Financial depth (% of GDP)1 Source: McKinsey, Global Insights 1 Financial depth calculated as debt and equity divided by GDP Global financial assets distribution 48% 52% 2023 61% 39% Developed Emerging 2013 Total = $139T Total = $73T Global GDP distribution 66% 34% 2023 80% 20% Developed Emerging 2013 Total = $453T Total = $248T 529% 477% 414% 229% 203% 203% Japan U.S. W. Euro China India Brazil Source: McKinsey Avg. DM = 447 Avg. EM = 171 11

CLIENT-DRIVEN FRANCHISE

We have a strong global network to cover our clients comprehensively

Global reach

	N. America	EMEA	APAC	LatAm	Total
Revenues ($B)[1]	$18.5	$11.4	$4.9	$1.3	$36.1
% of Revenues	51%	31%	14%	4%	100%
Total employees[2]	21,472	12,221	17,528	1,029	52,250
Front office	~5,900	~4,200	~2,700	~400	~13,200
Clients[3]	~3,000	~2,600	~1,500	~600	~7,700
Significant clients[3]	~1,100	~1,000	~450	~150	~2,700

52,250 employees in 60 countries serving ~7,700 clients

[1] Revenues excluding FVA (effective 4Q13) and DVA, are a non-GAAP financial measure
[2] Reflects total number of employees located in the region per MD&A view. APAC includes ~8,800 employees in India, including those in global data and service centers
[3] Clients defined as clients with $50K+ in revenue; significant clients defined as clients with $1mm+ in revenue

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C L I E N T - D R I V E N F R A N C H I S E $17.7 $16.5 $18.3 $18.5 $15.2 $16.1 $17.0 $17.6 $33.0 $32.5 $35.3 $36.1 2010 2011 2012 2013 N. America International JPM revenue by region ($B) Note: Revenues excl. FVA (effective 4Q13) and DVA, are a non-GAAP financial measure *Amounts do not foot due to rounding We are observing strong organic growth from our existing international platform %∆ ’10-’13 5% 15% ~2,800 ~2,800 ~2,800 ~3,000 ~3,900 ~4,100 ~4,400 ~4,700 ~6,700 ~6,900 ~7,200 ~7,700 2010 2011 2012 2013 N. America International JPM clients by region Note: Includes CIB clients with $50K+ in revenues. Investor Day 2012 client count of ~7,600 was based on CIB clients with $50K+ in revenues, but also included 36-month average revenues for corporate finance %∆ ’10-’13 5% 23% Completed hiring of 200 additional corporate bankers to drive integrated global coverage of MNCs at both HQ and subsidiary locations 13

Agenda Page C O R P O R A T E & I N V E S T M E N T B A N K 14 Management priorities 14 Market-leading performance 2 Client-driven franchise 7 Through-the-cycle capital & ROE 24

M A N A G E M E N T P R I O R I T I E S Management priorities 2014 CIB priorities 1 Optimize business mix while investing in core growth opportunities 3 Maintain expense discipline while absorbing increased regulatory and controls costs 2 Adapt to evolving regulatory landscape and market structure changes 15

M A N A G E M E N T P R I O R I T I E S Optimize business mix while investing in core growth opportunities Exiting businesses that are either non-core or no longer fit risk profile Description  Optimizing commodities business to better fit banking business model  Exiting relationships with select correspondent banks as we optimize business for heightened regulatory and compliance costs  Strong track record of investments in U.S./European mezzanine and Asian principal financing  Not a core offering to CIB clients Notable exits Physical Commodities Select Foreign Correspondent Banks Global Special Opportunities No significant ROE impact 1  Limited scalability and low operating margins  Operational risk Pre-paid cards 16

1 Optimize business mix while investing in core growth opportunities

Continued investment in key businesses of our core franchise

Key businesses	Description
Prime Brokerage	▪ EMEA – Completed build of end-to-end operating platform in EMEA, now fully positioned to capture strong growth ▪ Asia – Core platform launched in 2014, ramping up over next several years
Electronic Trading	▪ Significant progress with increase in electronic trading activity in Equities (+49% average daily trading volume vs. 2011) and FX (+50% in annual trading value vs. 2011) ▪ Continue to develop electronic market making capabilities – JPM was the top ranked bank by volume in U.S. Treasuries trading on electronic interdealer platforms in 2013

Equities	▪ Strengthening Equities position while focusing on bottom line
	  ▪ Leveraging our strength in ECM, Derivatives, and Equity Research
	  ▪ Cash e-trading capabilities now on par with leaders – volume growth outpacing market volumes in all regions

OTC Clearing & Collateral Management	▪ More than 200 relationships and 2,000+ legal entities on-boarded in the 3 phases of CFTC mandated clearing; established top 3 market share ▪ Replicate U.S. execution and seamless on-boarding of clients in EMEA ▪ Continue to expand CCP and product footprint

Initiatives tracking to 2015 growth targets

MANAGEMENT PRIORITIES

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2 **Adapt to evolving regulatory landscape and market structure changes**

Impact of global derivatives regulatory changes could be approximately $1B+/-

CIB Markets business: Potential impact from market structure regulations



CIB Markets revenues = ~$20B
Credit[1]
FX
Rates
Equities
Commodities
Potentially impacted ~35%
No expected impact ~65%
Potential impact by business
Total = ~$1B+/-
Credit[1]
FX
Rates
Equities
Commodities

[1] Credit includes Securitized Products

Management commentary		Expected timing by region		
Regulation	**Comment**	**U.S.**	**Europe**	**Asia**
Post-trade transparency	▪ Live in U.S. for CFTC products ▪ Impact limited to date but difficult to isolate and quantify	In progress	2016	2016+
Clearing	▪ Live in U.S. for CFTC products, with no significant impact ▪ Credit sensitive corporates exempt	In progress	2014+	In progress - Japan only
SEF trading	▪ Went live last week in U.S. for Rates – too early to observe impact	2014	End 2016	2016+
Initial margin on un-cleared swaps	▪ Additional funding cost for initial margin expected to be significant, but phase-in over a long period	2015+	2015+	2015+

MANAGEMENT PRIORITIES

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JPMORGAN CHASE & CO.

2 Adapt to evolving regulatory landscape and market structure changes

Our business is well diversified, with resiliency across macro conditions

Total CIB revenue by product[1] ($B)


$33.0
$36.1
IB Fees
Treasury Services
Fixed Income Markets
Equity Markets
Securities Services
Other
2010
2013

Markets revenue by flow vs. structured ($B)


$12.2
$20.2
83%
88%
17%
12%
Flow
Structured
2006
2013

Client-driven and diversified business model

- CIB business model is well diversified with a mix of advisory, execution, and operational services
- Markets more driven by client flows, risk appetite, and bid/ask spread, than by interest rate or credit cycle
- Trending markets with moderate levels of volatility generally positive for trading volume

[1] Revenues excluding FVA (effective 4Q13) and DVA, are a non-GAAP financial measure. "Other" includes Lending and CVA & Other excluding FVA/DVA

MANAGEMENT PRIORITIES
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M A N A G E M E N T P R I O R I T I E S Adapt to evolving regulatory landscape and market structure changes Our market-making business is flow-driven and client-focused $63 $60 $69 $67 $0 $10 $20 $30 $40 $50 $60 $70 $80 2010 2011 2012 2013 Markets volatility ($mm) Markets avg. daily revenue ($mm) Markets average daily revenue and volatility1 ($mm) 8 43 0 # of trading day losses CIB VaR ($mm)2 $99 $84 $42 26 $76 ¹ Volatility equals standard deviation 2 EOP total CIB trading and credit portfolio VaR. 2012 and 2013 include VaR related to synthetic credit portfolio (“SCP”) transferred from CIO to CIB on 7/2/12; management uses trading loss days excluding FVA (effective 4Q13) and DVA, a non-GAAP financial measure, to provide a more meaningful comparison to each period ³ Reflects trading loss days excl. FVA/DVA and excl. SCP; 7 trading day losses excl. FVA/DVA and incl. SCP 99.1% 0.5% 0.3% 0.1% 0.03% 0.02% $0- $50K $50K- $100K $100K- $250K $250K- $500K $500K- $1mm $1mm+ JPM client trade volume distribution by revenue/trade buckets  Stable revenues indicative of client franchise with a flow-driven model – e.g., ~78% of Markets revenue is from trades below $500K in revenue/trade  Bright-line prop trading desks have been discontinued $50 $53 $37 $33 2 20

M A N A G E M E N T P R I O R I T I E S Adapt to evolving regulatory landscape and market structure changes We believe our business model is fundamentally compliant with the Volcker rule 2  Revenue generation in Markets is driven by client flows  Commitment to provide liquidity and deploy capital to serve clients remains core to our franchise  Implementation will be challenging but manageable Note: From “Regulatory Capital Disclosure – Market Risk Pillar 3 Report”, December 31, 2013; VBM = VaR-based Measure 21

M A N A G E M E N T P R I O R I T I E S Maintain expense discipline Expense discipline across both non-comp and comp have offset increases in regulatory and controls spend 1 Excludes Commodities transaction fees and related expenses; litigation losses included as core expense 2 Regulatory assessments include FDIC, UK Bank levy, FSA and other regulatory fees. Controls expense includes both Corporate-allocated and CIB incremental expense 3 Overhead, comp/revenue and non-comp/revenue ratios exclude FVA and DVA impact. 2010 compensation expense of $12.4B includes $0.6B related to UK Bank Payroll tax, while the comp/revenue and overhead ratios in 2010 excludes the UK Bank Payroll Tax impact 3 2010 2011 2012 2013 Regulatory Assessments and Controls Core Expenses Pro forma non-compensation expense1,2 ($B) CAGR (5)%  Increases in regulatory and controls expenses have been offset by decreases in core expenses 9.6 9.1 9.0 9.4 Overhead ratio3 68% 68% 62% Non-comp/Rev3 32% 32% 30% 60% 30% 12.4 11.7 11.3 10.8 2010 2011 2012 2013 Compensation expense ($B) Comp/Rev3 36% 36% 32% 30% Revenue growth (excl. FVA/DVA) +3% CAGR  Significant investment in enhancing controls driven by AML / KYC, trading surveillance, cyber uplift  Increase in control spend for legal, compliance, operations and risk functions  Disciplined SVA accrual driven framework for compensation +52% 22

M A N A G E M E N T P R I O R I T I E S Maintain expense discipline while absorbing increased regulatory and controls costs Able to maintain both market-leading overhead ratio and high revenue productivity Revenue per headcount2 ($mm/FTE)3 – 3Q13 YTD 3 FY2013 overhead ratio vs. peers (%)1 42% 43% 43% 37% 46% 37% 30% 47% 39% 32% 37% 27% 28% 30% 28% 89% 82% 75% 57% 1 2 3 4 5 6 JPM 8 Comp/Rev Non-comp/Rev Overhead ratio 74% 73% 30% 65% Peers JPM Best in class4 Average4 $ %∆ $ %∆ Origination & Advisory 2.0 2.1 (7)% 1.6 18% Equities5 1.7 2.0 (18)% 1.7 (4)% FICC 3.5 3.9 (11)% 2.9 18% 60% Note: Coalition outside-in estimates of JPM and competitor revenues 1 JPM estimates; represents CIB/IB equivalent segments of competitors, excluding the impact of FVA (effective 4Q13 for JPM) and DVA, which are non-GAAP financial measures 2 Front office headcount includes revenue generating headcount across all levels of seniority and front office administrative staff 3 Coalition 3Q13 YTD revenue figures, 3Q13 YTD headcount figures; headcount includes sales, trading, research, advisory, ECM, DCM 4 Coalition Index banks include: BAC, BARC, BNPP, CITI, CS, DB, GS, JPM, MS, UBS; average excludes JPM 5 Equities only includes Cash Equities, Equity Derivatives, Converts (Securities) 23

Agenda Page C O R P O R A T E & I N V E S T M E N T B A N K 24 Through-the-cycle capital & ROE 24 Market-leading performance 2 Client-driven franchise 7 Management priorities 14

T H R O U G H - T H E - C Y C L E C A P I T A L & R O E Expected RWA glide path RWA ($B) 2013 TTC Inv Day est. ORC Management Actions 2014 TTC Inv Day est. $565B +$51B -$41B $575B ORC $28 4Q13 $625 Mgmt. Actions $27 ORC $37 4Q12 $615 TTC $575 Expected Model Approvals $39 Mgmt. Actions $39 Allocated equity $61B $61B 9.8% ~10.5% Basel III Tier 1 Common (%) Included in firmwide figures as of YE2013 25

T H R O U G H - T H E - C Y C L E C A P I T A L & R O E Fortress balance sheet Highlights  Highly liquid balance sheet supported by diversified wholesale funding mix and well-distributed term structure  Supporting firmwide leverage ratio compliance with non-franchise impacting actions 1 Net of allowance for loan losses 2 Includes resales, securities borrowed and cash and due from banks 3 Includes trading assets and derivatives receivable 4 Includes other assets, other intangible assets, MSR, premises and equipment, accrued interest, and accounts receivable 5 Includes trading liabilities, Fed funds purchased and securities loaned or sold under repurchase agreements, VIEs, other borrowed funds, derivatives payable, and other liabilities YoY pro forma balance sheet ($B) $57 $57 $69 $137 $79 $144 $416 $366 $278 $317 $292 $322 $192 $163 $114 $28 $106 $29 $386 $446 $240 $317 Assets Liabilities Assets Liabilities $1,161 $1,117 Loans1 Capital Markets Secured Financing2 Capital Markets Trading Assets3 Other4 Wholesale Deposits Capital Markets Secured Financing5 Capital Markets Self- Funded Liabilities5 Long-Term Debt Equity Excess Liquidity Managed by Corporate Treasury Commercial Paper Sweep $1,161 $1,117 4Q12 4Q13 26

T H R O U G H - T H E - C Y C L E C A P I T A L & R O E Our derivatives exposure is client-driven and high quality $130 $66 $51 ($64) ($14) Net derivatives receivable Less cash collateral Derivatives receivable, net of cash collateral Liquid securities and other cash collateral Derivatives receivable, net of all collateral* Gross derivatives notional outstanding ($T) $70 Firmwide derivative receivables, net (4Q13; $B unless otherwise specified) Maturity (years) 4Q13 Less than 1 year 26% Between 1 and 5 years 31% Greater than 5 years 43% Risk Rating 4Q13 Investment grade 87 Unrated or Non- investment grade 13% Top 10 33% Other 67% Total: $6.6B Counterparty credit exposure *Amounts do not foot due to rounding 27

THROUGH-THE-CYCLE CAPITAL & ROE

Through-the-cycle (TTC) ROE

Through-the-cycle ("TTC") RWA, Capital and Returns ($B)

Business	TTC RWA	TTC Capital[1]	TTC ROE	Outlook for achieving returns
Banking	$140	$14.7	17%+/-	■ Higher rate environment for deposits ■ Normalized credit costs ■ Coverage efficiencies
Markets	$335	$35.2	14%+/-	■ Leading businesses, flow and scale model, strong client franchise ■ Regulatory impact
Investor Services	$75	$7.9	19%+/-	■ Higher rate environment for deposits ■ Ongoing efficiency improvements ■ Market structure driven initiatives
Run-off & Other	$25	$3.2	N/A	
CIB	$575	$61.0	15%+/-	

[1] Represents allocated equity

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T H R O U G H - T H E - C Y C L E C A P I T A L & R O E In summary…  Deep client franchise, supported by our scale, completeness and global reach.  Fortress balance sheet with strong capital and liquidity position, with earnings power to continue to invest in business  Continued headwinds in regulatory and controls environment – but will make the firm more resilient and lead to new business opportunities  International will continue to be a key priority and long-term driver of growth, despite short-term slowing as we focus on strengthening controls  Disciplined expense management with room to generate more efficiencies, creating the capacity to invest in the future  Very strong pool of talent across the CIB and focused on continuing to attract and retain the best 29